                            SCHEDULE 14A INFORMATION

  PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES EXCHANGE ACT OF
                                      1934
                               (AMENDMENT NO.  )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [_]

Check the appropriate box:

[X] Preliminary Proxy Statement           [_] CONFIDENTIAL, FOR USE OF THE
                                             COMMISSION ONLY (AS PERMITTED BY
                                             RULE 14A-6(E)(2))

[_] Definitive Proxy Statement

[_] Definitive Additional Materials

[_] Soliciting Material Pursuant to (S)240.14a-11(c) or (S)240.14a-12

                                FMC CORPORATION
                (Name of Registrant as Specified In Its Charter)

                                FMC CORPORATION
                   (Name of Person(s) Filing Proxy Statement)

Payment of Filing Fee (check the appropriate box):

[X] $125 per Exchange Act Rules 0-11(c)(1)(ii), 14a-6(i)(1), or 14a-6(i)(2) or
   Item 22(a)(2) of Schedule 14A.

[_] $500 per each party to the controversy pursuant to Exchange Act Rule 14a-
   6(i)(3).

[_] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

  (1) Title of each class of securities to which transaction applies:

  (2) Aggregate number of securities to which transaction applies:

  (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

  (4) Proposed maximum aggregate value of transaction:

  (5) Total fee paid:

[_] Fee paid previously with preliminary materials.

[_] Check box if any part of the fee is offset as provided by Exchange Act Rule
   0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

  (1) Amount previously paid:

  (2) Form, Schedule or Registration Statement No.:

  (3) Filing Party:

  (4) Date Filed:

Notes:

                                                                      LOGO

- --------------------------------------------------------------------------------
                                                                Preliminary Copy

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

                                                               Chicago, Illinois
                                                                  March   , 1995

To the Stockholders:

The Annual Meeting of the Stockholders of FMC Corporation (the "Company") will be held at the Indiana Room on Lower Level One, Amoco Building, 200 East Randolph Drive, Chicago, Illinois, on Friday, April 21, 1995, at 2:00 p.m. for the following purposes:

  1. To elect four directors of the Company for a term expiring at the 1998 Annual Meeting of Stockholders;

  2. To ratify the appointment of KPMG Peat Marwick, LLP as the Company's independent auditors for fiscal year 1995;

  3. To approve the FMC 1995 Management Incentive Plan;

  4. To approve the FMC 1995 Stock Option Plan; and

  5. To transact such other business as may properly come before the meeting or any adjournment or postponement thereof.

Only stockholders of record at the close of business on March 2, 1995, are entitled to notice of, and to vote at, the meeting and at any adjournment or postponement thereof. A complete list of such stockholders will be open for examination by any stockholder for any purpose germane to the meeting at the principal executive office of the Company located at 200 East Randolph Drive, Chicago, Illinois, for a period of 10 days prior to the meeting.

IF YOU DO NOT EXPECT TO ATTEND IN PERSON, PLEASE SIGN AND RETURN THE ENCLOSED PROXY.

                                  By order of the Board of Directors

                                  Robert L. Day
                                  Secretary

- --------------------------------------------------------------------------------
                               TABLE OF CONTENTS

                                                                            Page
                                                                            ----
 Solicitation..............................................................   1
     I. Election of Directors.............................................    1
        Nominees for Director.............................................    2
        Directors Continuing in Office....................................    4
        Information Concerning the Board of Directors.....................    8
        Security Ownership of the Company.................................   11
    II. Ratification of Selection of Independent Auditors.................   13
   III. Approval of FMC Incentive Compensation Plans......................   13
        A. Approval of FMC 1995 Management Incentive Plan.................   15
        B. Approval of FMC 1995 Stock Option Plan.........................   16
    IV. Executive Compensation............................................   17
        Summary Compensation Table........................................   17
        Option Grants.....................................................   18
        Aggregated Option Exercises in 1994 and Year-End Option Values....   19
        Retirement Plans..................................................   19
        Termination of Employment and Change of Control Arrangements......   20
        Report of the Compensation Committee on Executive Compensation....   21
        Stockholder Return Performance Presentation.......................   24
     V. Vote Required.....................................................   25
    VI. Compliance with Section 16(a) of the Securities Exchange Act......   26
   VII. Proposals for 1996 Annual Meeting.................................   26
  VIII. Other Matters.....................................................   26
        Exhibit A.........................................................  A-1
        Exhibit B.........................................................  B-1

                                                                      LOGO

- --------------------------------------------------------------------------------
PROXY STATEMENT

FMC Corporation
200 East Randolph Drive
Chicago, Illinois 60601

                                                                  March   , 1995

SOLICITATION

This Proxy Statement is being furnished in connection with the solicitation of proxies by the Board of Directors of FMC Corporation, a Delaware corporation ("FMC" or the "Company") from holders of the Company's outstanding shares of common stock, par value of $.10 per share (the "Common Stock") for use at the Annual Meeting of Stockholders of the Company (the "Annual Meeting") to be held at the time and place and for the purposes set forth in the accompanying Notice. Proxies furnished may be revoked by a stockholder at any time prior to their use, and the shares represented by the proxies received will be voted as directed. If no direction is given, the shares will be voted as recommended by the Board of Directors.

The Company will pay all expenses connected with the solicitation of proxies. In addition to solicitation by mail, officers, directors and regular employees of the Company may solicit proxies by telephone, telegraph or personal call without special compensation therefor. The Company expects to reimburse banks, brokers and other persons for their reasonable out-of-pocket expenses in handling proxy material for beneficial owners.

Only holders of record of Common Stock at the close of business on March 2, 1995, are entitled to vote at the annual meeting. On that date there were
issued and outstanding            shares of Common Stock. Each of such shares
is entitled to one vote.

The annual report of the Company for the year 1994, including financial statements, and this proxy statement and accompanying form of proxy were mailed
on March   , 1995, to all stockholders of record as of March 2, 1995.

I. ELECTION OF DIRECTORS

The Company's Certificate of Incorporation provides for three classes of directors of as nearly equal size as possible. The term of each class of directors is three years, and the term of one class expires each year in rotation. The term of the directors comprising Class III expires at the 1995 annual meeting of the Company's stockholders.

At the present time it is intended that shares represented by the proxies received will be voted for the election of Messrs. Bridgewater, Davies, Reilly and Thompson, the persons nominated by the Board, for a three-year term expiring at the 1998 Annual Meeting of Stockholders. The nominees currently are all members of Class III.

- --------------------------------------------------------------------------------

The Board of Directors expects that all of the nominees will be able and willing to serve as directors. If any nominee should become unavailable, for reasons not now known, the proxies may be voted for another person nominated by the present Board of Directors to fill the vacancy, or the size of the Board may be reduced.

RECOMMENDATION OF THE BOARD

THE BOARD RECOMMENDS A VOTE FOR THE ELECTION OF THE NOMINEES LISTED BELOW AS CLASS III DIRECTORS OF THE COMPANY.

NOMINEES FOR DIRECTOR
CLASS III--FOR A TERM EXPIRING IN 1998

- --------------------------------------------------------------------------------

               Name: B. A. Bridgewater, Jr.
               Principal Occupation: Chairman of the Board, President and
                 Chief Executive Officer, Brown Group, Inc.
               Age: 60
               Director Since: 1979


Mr. Bridgewater became Chairman and Chief Executive Officer of Brown Group, Inc., in March 1985. Brown Group is a diversified manufacturer and retailer of footwear. Mr. Bridgewater became the company's Chief Executive Officer in June 1982, served as President from 1979 to 1987 and in 1990 resumed the presidency of the company. From 1975 to 1979, he was Executive Vice President of Baxter Travenol Laboratories, and from 1964 to 1975 he was a Director of McKinsey & Company, Inc. He served as Associate Director of National Security and International Affairs in the Office of Management and Budget in the Executive Office of the President of the United States. He is a director of McDonnell Douglas Corporation, ENSERCH Corporation, Enserch Exploration, Inc. and Boatmen's Bancshares, Inc.

                                                                      LOGO

- --------------------------------------------------------------------------------
- --------------------------------------------------------------------------------

               Name: Paul L. Davies, Jr.
               Principal Occupation: President, Lakeside Corporation, a real estate investment company
               Age: 64
               Director Since: 1965


Mr. Davies became the President of Lakeside Corporation in 1989. Previously, he had been a Partner in the San Francisco law firm of Pillsbury, Madison & Sutro from 1963 to 1989. He was an Associate of the law firm from 1957 to 1963. He is a Director of FMC Gold Company and Sumitomo Bank of California, President of The Herbert Hoover Foundation, Inc., Member of the Board of Overseers of the Hoover Institution and an Honorary Trustee of the California Academy of Sciences.

- --------------------------------------------------------------------------------

               Name: William F. Reilly
               Principal Occupation: Chairman and Chief Executive Officer of
                 K-III Communications Corp., a private investment and business development firm
               Age: 56
               Director Since: 1992


Mr. Reilly is the founder of K-III Communications Corp. He has served as Chairman and Chief Executive Officer of the firm since February 1990. From 1980 to 1990 he was with Macmillan, Inc., where he served as President and Chief Operating Officer since 1981. Prior to that, he was with W.R. Grace since 1964, serving as Assistant to the Chairman from 1969 to 1971 and serving successively from 1971 to 1980 as President and Chief Executive Officer of its Textile, Sporting Goods and Home Center Divisions. Mr. Reilly serves on the Liberal Arts Board of Notre Dame University and the Board of Directors of City Meals on Wheels.

- --------------------------------------------------------------------------------

- --------------------------------------------------------------------------------
- --------------------------------------------------------------------------------

               Name: James R. Thompson
               Principal Occupation: Chairman, Chairman of the Executive
                 Committee and Partner, Law Firm of Winston & Strawn, Chicago, Illinois
               Age: 58
               Director Since: 1991


Governor Thompson was named Chairman of the Chicago law firm of Winston & Strawn in January 1993. He joined the firm in January 1991 as Chairman of the Executive Committee after serving four terms as Governor of the State of Illinois from 1977 until January 14, 1991. Prior to his term as Governor, he served as U.S. Attorney for the Northern District of Illinois from 1971-1975. Governor Thompson served as the Chief of the Department of Law Enforcement and Public Protection in the Office of the Attorney General of Illinois, as an Associate Professor at Northwestern University School of Law, and as an Assistant State's Attorney of Cook County. He is a former Chairman of the President's Intelligence Oversight Board and a member of the Board of Directors of Chicago & Northwestern Holding Corporation, the Chicago Board of Trade, Prime Retail, Inc., Pechiney, Int., Jefferson Smurfit Corporation, American Publishing Co. and Wackenhut Corrections Corp. He serves on the Boards of the Chicago Historical Society, the Museum of Contemporary Art, the Lyric Opera, the Illinois Math & Science Academy Foundation and the Illinois Academy of Fine Arts.

- --------------------------------------------------------------------------------

DIRECTORS CONTINUING IN OFFICE
CLASS I--TERM EXPIRING IN 1996

- --------------------------------------------------------------------------------

               Name: William W. Boeschenstein
               Principal Occupation: Retired Chairman of the Board and Chief
                 Executive Officer, Owens-Corning Fiberglas Corporation
               Age: 69
               Director Since: 1975


Mr. Boeschenstein retired as Chairman and Chief Executive Officer of Owens-Corning Fiberglas Corporation in 1990. He was named Chairman of the company in November 1981. He became Chief Executive Officer in January 1973 and was named President and Chief Operating Officer in August 1971. Mr. Boeschenstein joined Owens-Corning Fiberglas in 1950 and held a series of sales, marketing and management positions. He became a Vice President of the company in 1959. Mr. Boeschenstein is a Director of Owens-Corning Fiberglas and Prudential Insurance Company of America.

                                                                      LOGO

- --------------------------------------------------------------------------------

- --------------------------------------------------------------------------------

               Name: Robert N. Burt
               Principal Occupation: Chairman of the Board and Chief Executive
                 Officer, FMC Corporation
               Age: 57
               Director Since: 1989


Mr. Burt is Chairman of the Board and Chief Executive Officer of FMC Corporation. He joined FMC in 1973 and held a series of management positions over the next few years. He was appointed General Manager of the Company's Agricultural Chemical Group in 1977 and became General Manager of the Company's Defense Systems Group in 1983. Mr. Burt was elected a Vice President of the Company in 1978 and Executive Vice President in September 1988. He became President of the corporation in March 1990, and Chairman and Chief Executive Officer in November 1991 and resigned as President in 1993 upon the election of Mr. Brady to that office. Prior to joining FMC, Mr. Burt held management positions with Chemetron Corporation and Mobil Oil Corporation. He is a Director of Phelps-Dodge Corporation and a member of the Advisory Board of United Defense, L. P., and he serves on the Board of Trustees of the Orchestral Association of Chicago and the Chicago Historical Society, and on the Boards of Directors of Chemical Manufacturers Association, the Rehabilitation Institute of Chicago and the World Resource Institute.

- --------------------------------------------------------------------------------

               Name: Jean A. Francois-Poncet
               Principal Occupation: Member of the French Senate
               Age: 66
               Director Since: 1982


Mr. Francois-Poncet was elected to the French Senate in September 1983. From 1978 to 1981, he served as the Minister of Foreign Affairs of France, and from 1976 to 1978 he was Secretary General to the French Presidency under Valery Giscard d'Estaing. Mr. Francois-Poncet entered the private sector from 1970 to 1975 as Chairman and Chief Executive Officer of Carnaud and Company, a major French producer of tinplate and containers. He began his public sector career in 1955, when he joined the French Ministry of Foreign Affairs. His assignments included European and African affairs and diplomatic appointments in the French embassies in Morocco and Iran. Mr. Francois-Poncet serves as a member of the Supervisory Board of Daimler-Benz, A.G.

- --------------------------------------------------------------------------------

- --------------------------------------------------------------------------------
- --------------------------------------------------------------------------------

               Name: General Edward C. Meyer (Retired)
               Principal Occupation: Chairman, GRC International, Inc.;
                 Managing Partner, Cilluffo Associates, L.P., a private investment group
               Age: 66
               Director Since: 1983


General Meyer retired as Chief of Staff of the United States Army in 1983 and today is Chairman of GRC International, Inc. and a managing partner of Cilluffo Associates. In other major military assignments, he served as Senior Military Representative on the Military Staff of the United Nations in New York and as Deputy Chief of Staff of Operations and Plans for the U.S. Army in Washington, DC. He is a Director of ITT Corporation, Brown Group, Inc., Alcatel, N.V., GRC International, and FMC-Nurol Savunma Sanayii A.S., an FMC-Turkish joint venture and a member of the Advisory Board of United Defense, L.P. He is a Trustee of The MITRE Corporation and the George Marshall Foundation, and a member of the Board of Overseers of the Hoover Institution and the Board of Advisors of the Center for Strategic and International Studies. He is President of the Army Emergency Relief Association.

- --------------------------------------------------------------------------------

CLASS II--TERM EXPIRING IN 1997

- --------------------------------------------------------------------------------

               Name: Larry D. Brady
               Principal Occupation: President, FMC Corporation
               Age: 52
               Director Since: 1989


Mr. Brady was elected President of FMC Corporation in October 1993 and served as Executive Vice President since September 1989. He also serves as Chairman and Chief Executive Officer of FMC's 80-percent-owned FMC Gold Company, a position he assumed in November 1991. He joined FMC in 1978 as Planning Director of Special Products Group and held several management positions over the next few years. He was elected a Vice President of the corporation in 1984, and from 1983 to 1988 he served as General Manager of FMC's Agricultural Chemical Group. Prior to joining FMC, Mr. Brady held senior management positions at TRW Inc. and Beatrice Foods Company. He is a member of the Advisory Board of United Defense, L. P. and he serves on the Executive Committee of the National Association of Manufacturers, the Board of Governors of the Illinois Council on Economic Education and the Food Industries International Trade council.

- --------------------------------------------------------------------------------

                                                                      LOGO

- --------------------------------------------------------------------------------
- --------------------------------------------------------------------------------

               Name: Patricia A. Buffler
               Principal Occupation: Dean, Professor of Epidemiology, School
                 of Public Health, University of California, Berkeley

               Age: 56
               Director Since: 1994

Dr. Buffler has served in her current position since 1991. From 1979 until 1991 she was associated with the University of Texas Health Sciences Center at Houston, School of Public Health, where she held numerous positions, including Associate Dean for Research (1980-84), Director of the Southwest Center for Occupational and Environmental Health (1988) and as the Ashbel Smith Professor in Public Health (1989). She received her BSN from Catholic University of America in 1960, and a master's degree in public health and epidemiology and a PhD in epidemiology from the University of California, Berkeley in 1965 and 1973, respectively. She currently serves as an advisor to the World Health Organization, the U.S. Department of Energy, the U.S. Environmental Protection Agency and the National Research Council. She was elected as a Fellow of the American Association for the Advancement of Science in 1993 and serves as an officer for the Medical Sciences section. She has served as President for the Society for Epidemiologic Research (1986), the American College of Epidemiology
(1992), and the International Society for Environmental Epidemiology (1992-
1993). She is a Board member and Chair of the National Urban Air Toxics Research Center, on the Board of the Societal Institute of the Mathematical Sciences and President of the Board of Directors of the Western Consortium for Public Health. In 1994, she was elected to the Institute of Medicine, National Academy of Sciences.

- --------------------------------------------------------------------------------
- --------------------------------------------------------------------------------

               Name: Albert J. Costello
               Principal Occupation: Retired Chairman and Chief Executive
                 Officer, American Cyanamid Company

               Age: 59
               Director Since: 1995

Mr. Costello was chairman of the board and chief executive officer of American Cyanamid Company from April 1993 until his recent retirement. He served as president of the company from 1991, when he also became a member of its Board of Directors. He joined Cyanamid as a chemist in 1957, and held a number of marketing and management posts. In 1983, he was appointed executive vice president and a member of the Executive Committee. Mr. Costello is a member of the boards of trustees of Fordham University and St. Joseph's Hospital and Medical Center, and a member of the British-North American Committee of the National Planning Association. He served as chairman of the board of the National Agricultural Chemicals Association from 1984 to 1985. He also served on the boards of directors of the Chemical Manufacturers Association, the Pharmaceutical Manufacturers Association, The Business Roundtable, and the American Enterprise Institute for Public Policy Research.

- --------------------------------------------------------------------------------

- --------------------------------------------------------------------------------
- --------------------------------------------------------------------------------

               Name: Robert H. Malott
               Principal Occupation: Chairman of the Executive Committee and
                 Former Chairman of the Board and Chief Executive Officer, FMC Corporation
               Age: 68
               Director Since: 1970


Mr. Malott joined FMC Corporation in 1952 and retired in October 1991 after serving as Chairman and Chief Executive Officer since 1973. He is also on the Board of Amoco Corporation, United Technologies Corporation, RBX Corporation and Swiss Bank Corporation (Council of International Advisors). He is on the Board of The National Museum of Natural History (Chairman), the Aspen Institute, the Lyric Opera of Chicago, the National Park Foundation, American Enterprise Institute, the Hoover Institution, The Business Council, the University of Chicago, Argonne National Laboratories and the Illinois Business Roundtable (Policy Committee).

- --------------------------------------------------------------------------------
- --------------------------------------------------------------------------------

               Name: Clayton Yeutter
               Principal Occupation: Of Counsel, Law Firm of Hogan & Hartson
               Age: 64
               Director Since: 1993


Mr. Yeutter originally joined FMC's Board in 1991 and resigned in 1992 to accept a position as Counselor to the President of the United States for Domestic Policy. He was appointed chairman of the Republican National Committee in 1991 after serving as Secretary of Agriculture from 1989. From 1985 to 1989, Mr. Yeutter served as U.S. Trade Representative. Prior to that, he was President and Chief Executive Officer of the Chicago Mercantile Exchange since 1978. He was a senior partner of the law firm of Nelson, Harding, Yeutter & Leonard in Lincoln, Nebraska during 1977-78. He served as Deputy Special Trade Representative from 1975 to 1977. Mr. Yeutter earlier held several additional positions with the Department of Agriculture and also spent several years as a faculty member of the Department of Agricultural Economics at the University of Nebraska. He is a director of Texas Instruments, Inc., Conagra Inc., Caterpillar Inc., BAT Industries, Vigoro Corp, Lindsay Mfg. Co. and the Oppenheimer Funds group of investment companies.

- --------------------------------------------------------------------------------

INFORMATION CONCERNING THE BOARD OF DIRECTORS

MEETINGS. During 1994, the Company's Board of Directors held seven regular meetings, including an organization meeting held by written consent of all of the Directors as permitted by Delaware law. During 1994, all incumbent directors attended at least 75 percent of the total number of meetings of the Board and all committees on which they served, except for Mr. Francois-Poncet.

                                                                      LOGO

- --------------------------------------------------------------------------------

COMMITTEES. The Board has five standing committees -- an Audit Committee, a Compensation and Organization Committee, an Executive Committee, a Nominating and Board Procedures Committee, and a Public Policy Committee.

The Audit Committee reviews the effectiveness of the independent public accountants and the internal auditors, including the scope of their audit activities, and ensures that no restrictions are placed on the scope or implementation of their audits; reviews the fees of the independent public accountants and any significant comments or problems identified as a result of their audits; reviews the nature of any changes in accounting policies or principles that have a material import; inquires into the effectiveness and adequacy of the Company's financial and accounting organization and internal controls; reviews officers' expense accounts; evaluates procedures for securing and confirming compliance with the Company's Business Conduct Guidelines; reviews potentially significant litigation; and reviews with management and the independent public accountants the financial statements and other material included in any registration statement or annual report on Form 10-K filed with the Securities and Exchange Commission. The Audit Committee, composed of Messrs. Boeschenstein (Chairman), Bridgewater, Reilly and Yeutter, met twice during 1994.

The objectives of the Compensation and Organization Committee, which comprises only outside directors, are to review and approve compensation policies and practices for top executives, establish the total compensation for the Chief Executive Officer, review major changes in the Company's employee benefit plans, monitor and review significant organization changes and management succession planning, and recommend to the Board of Directors candidates for officers of the Company. Messrs. Davies (Chairman), Boeschenstein, Bridgewater, and Meyer made up the Compensation and Organization Committee, which met three times in 1994.

The function of the Executive Committee is to act in place of the Board when the full Board is not in session. The members of that committee, which did not meet in 1994, are Messrs. Malott (Chairman), Bridgewater, Burt, Davies and Meyer.

The Nominating and Board Procedures Committee is responsible for reviewing and recommending candidates for director, recommending Board meeting format, reviewing and approving director compensation policies and establishing director retirement policies. If a stockholder wishes to recommend a nominee for director, the recommendation should be sent to the Corporate Secretary, at the address appearing on the first page of this proxy statement, not less than 60 nor more than 90 days prior to an annual meeting of stockholders. All serious recommendations will be considered by the Committee. Messrs. Bridgewater (Chairman), Boeschenstein, Burt, Malott, Reilly and Thompson make up the Nominating and Board Procedures Committee, which met four times during 1994.

The duties of the Public Policy Committee are to review the Company's government and legislative programs and relations, determine the appropriateness of the Company's programs in such areas as affirmative action, environmental and product quality, and employee safety and health, assess the Company's efforts to improve local employee community involvement and review the activities of the Company's charitable foundation. The Public Policy Committee, whose members were Messrs. Meyer (Chairman), Brady, Francois-Poncet, Thompson and Yeutter and Mrs. Buffler, met twice during 1994.

- --------------------------------------------------------------------------------
The ad hoc Special Litigation Committee, originally formed by the Board in 1986 for oversight of the Company's litigation for insider trading and other misuse of confidential information in connection with the recapitalization of the Company in 1986, was discontinued in 1994. The Committee, which met once during 1994, was composed of Messrs. Thompson (Chairman), Davies and Malott.

Remuneration. Since 1987, directors who were not officers of the Company received $25,000 per year, $800 for each Board meeting attended, $800 for each Committee meeting attended and reimbursement of reasonable expenses incident to their service. Each non-officer Chairman of a Board Committee received an additional annual retainer of $2,500. Also from 1987-1994, $15,000 of the annual retainer paid to outside directors was paid in cash and $10,000 was paid in stock units credited to their accounts on the Company's books. Beginning in 1994, directors were permitted to elect, effective on six-months advance notice, to have all or any portion of the annual retainer, but not less than $10,000, paid in such stock units. The number of such units to be credited is determined as of May 1st of each year by dividing $10,000, or such greater amount as a director may elect, by the then-current market price of the Company's Common Stock. Upon retirement or other termination of a directorship, an outside director will be entitled to receive a number of shares of the Company's Common Stock equal to the number of stock units credited to his or her account. The director's account is unfunded, and no payment is due until the directorship terminates. Effective in 1995, the compensation payable to directors was increased to $30,000 per year and $1,000 for each Board and Committee meeting attended and the retainer paid to each non-officer Chairman of a Board Committee was increased to $4,000. Of the $30,000 annual retainer, at least $15,000 will be paid in stock, effective May 1, 1996.

Outside directors who complete at least five years continuous service on the Board and who either remain on the Board until age 70 or are designated by the Nominating and Board Procedures Committee may elect to receive annual cash retirement payments equal to the annual retainer in effect at the time the director retired or an equivalent lump sum benefit calculated using actuarial assumptions and methodology. The retirement payments will continue for the number of years of active service as a director. Officers of the Company receive no additional compensation for their service as directors. No other remuneration is paid to directors, and directors who are not employees of the Company do not participate in the Company's employee benefit plans.

The Company or its subsidiaries have done business in 1994 with certain organizations of which directors of the Company are or, since January 1, 1994, were officers or directors. In no case have the amounts involved been material in relation to the business of the Company or, to the knowledge and belief of management of the Company, to the business of the other organizations or to the individuals concerned. During 1994, the Company paid General Meyer and Mr. Malott $120,000 and $208,234 respectively, and reimbursed them or paid for expenses incurred in connection with consulting services they provided to the Company, including office space and office support services for Mr. Malott. Mr. Malott also receives certain benefits from the Company including payment of dues and memberships and tax and financial counselling. The cost of such benefits paid in or attributable to 1994 was $54,879.

Other Matters. There is no family relationship between any of the directors or officers of the Company.

                                                                      LOGO

- --------------------------------------------------------------------------------

SECURITY OWNERSHIP OF THE COMPANY

Management. The following table shows, as of March 1, 1995, the number of shares of Common Stock of the Company beneficially owned by each director and nominee, the chief executive officer and the four other most highly compensated executive officers and of all executive officers as a group. No nominee, director or executive officer owns beneficially more than 1 percent of the outstanding Common Stock. As a group, the directors and officers own 3 percent of the Common Stock.

                                                    Beneficial Ownership on
                                                         March 1, 1995
                                                    -----------------------
                                                         Common Stock
      Name                                            of the Company (6)
      ----                                          -----------------------
      William F. Beck (1)..........................           91,446
      William W. Boeschenstein (2)(3)..............            6,056
      Larry D. Brady (1)...........................           86,040
      Patricia A. Buffler (2)......................              211
      Robert N. Burt (1)...........................          133,672
      B.A. Bridgewater, Jr. (2)....................            3,051
      Albert J. Costello...........................              700
      Paul L. Davies, Jr. (2)(4)...................           38,551
      Jean A. Francois-Poncet (2)..................            2,251
      William J. Kirby (1).........................           66,853
      Robert H. Malott (1)(2)(5)...................          355,452
      Edward C. Meyer (2)..........................            3,551
      Earl M. Morgan (1)...........................           40,137
      William F. Reilly (2)........................           12,974
      James R. Thompson (2)........................              983
      Clayton Yeutter (2)..........................              639
      All directors and executive officers as a
       group
       (29 persons) (1)(2).........................        1,140,991

- ------
(1) Shares "Beneficially owned" include (i) shares owned by the individual,
    (ii) shares held by the FMC Employees' Thrift and Stock Purchase Plan ("Thrift Plan") for the account of the individual and (iii) shares subject to options that are exercisable within 60 days. Items (ii) and (iii) in the aggregate are 87,191 shares for Mr. Burt, 71,340 shares for Mr. Brady, 234,700 shares for Mr. Malott, 73,979 shares for Mr. Beck, 46,331 shares for Mr. Kirby and 34,937 shares for Mr. Morgan and 784,099 shares for all directors and executive officers as a group. These numbers do not include the undeterminable number of shares of Common Stock held in the Thrift Plan that may be voted by the Plan Trustee if the beneficial owners, the participants in the Thrift Plan, do not exercise their right to direct such vote (see page 12).

(2) Includes shares credited to individual accounts of non-employee directors under the FMC Deferred Stock Plan for Non-Employee Directors. (See "Remuneration," page 9). Each of the non-employee directors has been credited with a total of 2,051 shares except for Messrs. Boeschenstein, 2,156 shares, Thompson, 883 shares, Malott, 658 shares, Reilly, 974 shares, Yeutter, 439 shares, Mrs. Buffler, 211 shares and Mr. Costello who became a director after May 1, 1994, and therefore has not yet received an allocation of shares. Directors have no voting or dispositive power over these

- --------------------------------------------------------------------------------
  shares until distributed after the director retires from the Board and, until such distribution, directors have only an unsecured claim against the Company.

(3) Includes 1,600 shares owned by Mr. Boeschenstein's wife and 300 by his son, as to which shares he disclaims any beneficial interest.

(4) Includes 25,000 shares owned by Mr. Davies as direct beneficial owner; 4,500 shares held in trusts of which Mr. Davies is the trustee or a co-trustee and 7,000 shares owned by Mr. Davies' wife. Mr. Davies disclaims beneficial interest in 9,500 of these shares.

(5) Includes 31,492 shares owned by Mr. Malott's wife. Mr. Malott disclaims any beneficial interest in such shares.

(6) Share interests shown above do not include ownership of common stock of FMC Gold Company in which FMC beneficially owns 58,790,000 shares, or 80 percent of the outstanding stock (Mr. Burt, 1,000 shares; Mr. Davies, 1,000 shares; Mr. Brady, 3,000 shares; and all directors and executive officers as a group, 8,700 shares).

Other Security Ownership. The following table shows the name and address of each person known to the Company to own more than 5 percent of the Company's outstanding shares of Common Stock as of March 1, 1995:

                                                   Amount and Nature of
Name and Address of Beneficial Owner               Beneficial Ownership         % of Class
- ------------------------------------        ----------------------------------- ----------
FMC Employees' Thrift and Stock Purchase    7,932,958 shares held in trust for     21.4
 Plan                                       participants in the Thrift Plan (1)
 c/o FMC Corporation
 200 E. Randolph Drive
 Chicago, IL 60601
State of Wisconsin Investment Board         2,426,375 shares (2)                    6.6
 P.O. Box 7842
 Madison, WI 53707
Ohio State Teachers Retirement Systems      2,213,507 shares (2)                    6.0
 275 East Broad St.
 Columbus, Ohio 43215
College Retirement Equities Fund            1,884,867 shares (2)                    5.1
 730 Third Avenue
 New York, NY 10017

- ------
(1) These shares may be voted by the Thrift Plan trustee if the beneficial owners, the participants in the Thrift Plan, do not exercise their right to direct such vote. Such shares may be tendered or sold by the trustee in response to a tender or exchange offer only in accordance with the written instructions of the participants. The trustee has no authority in such circumstances to tender or sell shares as to which no instructions have been furnished.

(2) The number of shares of stock beneficially owned was determined by a review of Schedule 13Gs, as amended, as supplemented by Schedule 13Fs filed with the Securities and Exchange Commission and which state that the beneficial owners had sole voting and dispositive power as to all of the shares shown.

                                                                      LOGO

- --------------------------------------------------------------------------------

II. RATIFICATION OF SELECTION OF INDEPENDENT AUDITORS

KPMG Peat Marwick, LLP, which has served as independent auditors for the Company since 1928, has been recommended by the Audit Committee of the Board to act in that capacity in 1995.

A representative of KPMG Peat Marwick LLP, is expected to be present at the meeting, with the opportunity to make a statement if such representative desires to do so, and will be available to respond to appropriate questions.

RECOMMENDATION OF THE BOARD

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" RATIFICATION OF THE SELECTION OF KPMG PEAT MARWICK LLP AS INDEPENDENT AUDITORS FOR THE YEAR 1995.

III. APPROVAL OF FMC INCENTIVE COMPENSATION PLANS

The continued success of FMC and its subsidiaries depends on their ability to attract, retain and motivate key employees. Accordingly, management and the Compensation and Organization Committee of the Board of Directors (the "Committee") have reviewed FMC's annual and long-term incentive compensation programs for key employees and recommend that stockholders approve the FMC 1995 Management Incentive Plan (the "Incentive Plan") and the FMC 1995 Stock Option Plan (the "Option Plan") (together, the "Plans"). The Plans continue, with differing emphasis, many of the features of the FMC 1990 Incentive Share Plan (the "1990 Plan") and predecessor plans, which were approved by stockholders. As of December 31, 1994, there were approximately 300,000 shares authorized under the 1990 Plan that had not been used and are available for awards under that plan. The approval of FMC's stockholders is required for adoption of the Plans.

The principal features of the Plans are described below. The full text of each of the Plans is annexed hereto as Exhibit A and Exhibit B and should be referred to for a complete description of their provisions.

Overview. For a number of years, the Company's key employees received incentive compensation consisting of an annual cash bonus and stock options. The bonus was based on the overall performance of the business and individual or business unit strategic objectives and could pay out at anywhere from zero to a maximum of two times the target.

The stock option component typically involved biennial grants of options that became exercisable after four years. For a more complete description of the current practice, see the Compensation Committee Report on Executive Compensation at page 21 and the description of executive compensation beginning at page 17.

Management's study of the current compensation program concluded that stockholder value could be enhanced by putting more emphasis on the Company's growth strategies in the new Plans.

- --------------------------------------------------------------------------------

Thus, the new Plans are designed to:

  . stimulate growth through multi-year incentives and increased reliance on stock payouts

  . encourage top-quartile return on investment performance by targeting stretch and breakthrough improvements in net contribution (as defined in the Plan) on a business-by-business basis

  . encourage prudent risk-taking to reach stretch targets by providing a more significant payout for breakthrough performance

Generally. The new Plans provide for the grant of two basic types of incentive awards to key employees selected by the Committee--(i) a rolling three-year incentive award, granted annually and payable partly in cash and partly in stock, and (ii) stock options. In addition, the Incentive Plan gives the Committee broad discretion to craft other types of awards as it deems appropriate.

PROVISIONS COMMON TO BOTH PLANS

Administration. The Plans vest broad powers in the Committee to administer and interpret the Plans. The Committee must consist of two or more members, all of whom are considered disinterested for purposes of the Securities Exchange Act of 1934. Except when limited by the terms of the Plan, the Committee's powers include, among other things, authority to select the persons to be granted awards, to determine the type, size and term of awards, to determine the time when awards will be granted and any conditions for receiving awards, to establish objectives and conditions for earning awards and to determine whether such conditions have been met.

Eligibility. Key employees of FMC and its divisions, subsidiaries and affiliates (including partnerships, joint ventures or other entities in which FMC has a substantial investment) are eligible to be granted awards under the Plans. If the Plans are approved by stockholders, it is intended that a group of approximately 250 persons, including the Company's Chief Executive Officer and other executive officers, will be granted awards in 1995 and be participants in the Plans.

Shares of Stock Subject to the Plans. The aggregate number of shares of the Company's Common Stock that may be delivered under the Plans may not exceed 3.0 million shares provided that, in the event of any change in such stock by reason of a split, stock dividend, merger or similar event, such equitable adjustment shall be made in the Plan and awards as shall be deemed appropriate by the Committee. Subject to such an equitable adjustment, the number of shares of Common Stock for which Options may be granted during a Plan Year under the Option Plan may not exceed 100,000 shares for any Participant.

Assignment. No award under the Plans shall be assignable or transferable.

                                                                      LOGO

- --------------------------------------------------------------------------------
Amendment and Termination. The Committee may amend or terminate the Plans so long as such action does not adversely affect any rights or obligations with respect to awards already outstanding under the Plans. Unless the stockholders of FMC shall have first approved thereof, no amendment of the Plans may increase the maximum number of shares which can be delivered under the Plans or to any one individual.

Federal Tax Consequences. Under the Internal Revenue Code as presently in effect, a grant under the Plans of stock options or Restricted Stock (provided elections to receive Restricted Stock are promptly and timely made by the employee) would have no federal income tax consequence at the time of grant. The payment of other awards, whether paid in shares of unrestricted Common Stock, cash or both, is taxable to a participant as ordinary income. Upon exercise under the Option Plan of a non-qualified stock option, the excess of the fair market value of the stock at the date of exercise over the exercise price is also taxable to a participant as ordinary income. Exercise of an Incentive Stock Option has no federal income tax consequences at the time of exercise absent a disqualifying disposition. Restricted Stock awarded under the Incentive Plan is taxable to a Participant as ordinary income in the year it becomes vested. Any draw under the Incentive Plan during the 1995-1996 transitional period will be taxed as ordinary income in the year it is received. All amounts taxable as ordinary income to employees under the Plans in respect of stock options and other awards are deductible by FMC as compensation subject to the limitations of Section 162(m) of the Internal Revenue Code. Upon a sale of Common Stock acquired under the Plans that is not a disqualifying disposition, the participants realize long- or short-term gain or loss, and FMC receives no further deduction.

Additional Information. Benefits to be received or which would have been received if the Plans had been in effect in 1994 are not determinable. Reference should be made to sections captioned "Summary Compensation Table," "Option Grants in Last Fiscal Year" and "Aggregated Option Exercises in Last Fiscal Year and FY-End Option Values" at pages 16 through 18 of this Proxy Statement, for detailed information on stock option and bonus awards and payments or exercises of such awards by certain executive officers during the three most recent fiscal years.

A. FMC 1995 MANAGEMENT INCENTIVE PLAN

The Incentive Plan provides for the grant of a multi-year incentive award to key employees selected by the Committee consisting of a rolling three-year incentive award, granted annually and payable partly in cash and partly in stock. The Incentive Plan also gives the Committee broad discretion to craft other types of awards as it deems appropriate.

The following is a description of the principal terms of the Incentive Plan:

Multi-Year Awards. Each performance period consists of three consecutive fiscal years and a new performance period commences annually. The target award is based upon a specified percentage of the participant's base salary at the time the award is granted. However, the payout of a multi-year award may vary from zero to three times the target based on performance. The performance measure

- --------------------------------------------------------------------------------
for a multi-year award is based on Net Contribution, as that term is defined in the Plan, and the extent to which that measure is achieved will be determined by the Committee. The form of payout of multi-year awards will be partly in cash and partly in Common Stock, which is not restricted, or Restricted Stock, as elected by the Participant provided that, if the Participant does not then own a sufficient amount of Common Stock under the Company's stock retention policy, the payment will be in Restricted Stock. Restricted Stock issued in payment of a long-term award will vest in three years and the number of shares will be 20 percent higher than the number of shares received by the Participant who takes unrestricted stock. The portion to be paid in cash will be determined by the Committee at the time the award is granted.

Adjustments. The Committee may adjust the multi-year awards of any participant or performance measures under the Incentive Plan upward or downward as it deems equitable in its absolute discretion in the event of changes in Common Stock due to stock dividends or splits, recapitalizations, mergers or similar corporate changes, or to reflect changes in tax laws, accounting practices or inflation that affect performance measures. To the extent that such discretion subjects the Company to the limitation on its tax deduction of a participant's compensation as set forth in Section 162(m) of the Internal Revenue Code, the Committee believes that it is in the best interest of the Company and its stockholders to preserve the Committee's authority to so act and that, in any event, such limitation should not have a material effect on the Company's tax liability or earnings.

THE BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS VOTE FOR THE FMC 1995 MANAGEMENT INCENTIVE PLAN.

B. FMC 1995 STOCK OPTION PLAN

The Option Plan provides for regular grants of stock options with an exercise price of not less than 100 percent of the fair market value of a share of stock on the date of grant and with a term as specified by the Committee in the grant but not more than 10 years in the case of an Incentive Stock Option. It is intended that options granted under the Option Plan will qualify as "Performance Based Compensation" under Section 162(m) of the Internal Revenue Code and, therefore, the Company should be entitled to a tax deduction for amounts paid under the Plan subject to the other prerequisites of that Section of the Internal Revenue Code. Generally, in the event of the death, disability or retirement of a holder of stock options, such options shall vest in full, continue to be exercisable on and after the date fixed in the grant and shall be exercisable during the remaining term of the options. Special rules on exercise apply to Incentive Stock Options.

THE BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS VOTE FOR THE FMC 1995 STOCK OPTION PLAN.

                                                                      LOGO

- --------------------------------------------------------------------------------

IV. EXECUTIVE COMPENSATION

The following tables, charts and narrative show all compensation that has been awarded or paid to or earned by the Chief Executive Officer and each of the four most highly compensated executive officers other than the CEO during the years shown:

                           SUMMARY COMPENSATION TABLE

                                      Annual       Long Term
                                   Compensation   Compensation
                                  --------------- ------------
                                                   Awards(1)
                                                   ---------
                                                   Securities
                                                   Underlying     All Other
    Name And Principal            Salary   Bonus  Options/SARs Compensation(2)
         Position            Year   ($)     ($)       (#)            ($)
            (A)              (B)    (C)     (D)       (E)            (F)
    ------------------       ---- ------   -----  ------------ ---------------
ROBERT N. BURT               1994 641,663 526,168    80,300         48,748
Chairman of the Board        1993 562,500 313,875       --          44,121
and Chief Executive Officer  1992 508,333 391,518    55,000         30,193
LARRY D. BRADY(3)            1994 414,833 327,717    48,600         30,292
President                    1993 375,805 182,191       --          28,519
                             1992 348,851 232,398    31,400         21,148
WILLIAM F. BECK(4)           1994 336,100 217,378    29,800        293,139
Executive Vice President     1993 317,100 118,294       --         269,166
                             1992 302,500 156,026    22,100        228,195
WILLIAM J. KIRBY             1994 309,258 211,532    30,200         23,077
Senior Vice President--      1993 286,350 143,805       --          22,044
Administration               1992 278,010 177,698    18,300         16,286
EARL M. MORGAN               1994 262,002 196,895    20,800         11,643
Vice President and           1993 235,481 139,240       --          17,262
General Manager--            1992 196,961 130,341    13,600         11,923
Agricultural Chemical Group

- ------
(1) Employees who were granted options in 1992 and 1994 were also granted contingent performance awards which become payable, in cash, in 1996 and 1998 only if (i) the Compensation and Organization Committee determines that the options then have little or no value, (ii) the employee has continued in the employment of the Company, and (iii) performance objectives established by the Committee are achieved (See Compensation Committee Report on pages 20 to 22). The amounts of such contingent awards in 1992 and 1994, respectively, were $1,020,000 and $1,298,500 for Mr.
    Burt, $583,000 and $785,000 for Mr. Brady, $410,500 and $482,000 for Mr.
    Beck, $339,500 and $488,500 for Mr. Kirby and $252,000 and $336,500 for Mr.
    Morgan. Contingent awards have been made under the Plan since 1986, but the value of the options granted has been such that no contingent awards have been paid.

(2) Consists of annual Company matching contributions to Thrift [401 (k)] plans and, in the case of Mr. Beck, $268,987 in payments in 1994 attributable to Mr. Beck's overseas assignment designed to equalize the cost of living and tax costs associated with such an assignment with those associated with a domestic assignment.

- --------------------------------------------------------------------------------

(3) Mr. Brady became President on October 22, 1993, after serving as Executive Vice President since September 1989.

(4) Mr. Beck was elected Executive Vice President on June 10, 1994, after serving as Vice President, Europe and General Manager--Chemical Products Group.

OPTION GRANTS

Shown in the table below is information on grants of stock options in 1994 pursuant to the Incentive Share Plan, to the officers named in the Summary Compensation Table. No stock appreciation rights were granted under that Plan during 1994. The table also shows that an increase in the value of such options, if any, will be .6 percent of the increase in value to the other stockholders of the Company.

                                                        Potential Realizable Value at
                                                        Assumed Annual Rates of Stock
                         Individual Grants            Appreciation for Option Term(2)(3)
               -------------------------------------- -----------------------------------
                       Percent of
                         Total
                 (1)    Options
               Options Granted to Exercise
               Granted Employees  or Base
               in 1994 in Fiscal   Price   Expiration  0%        5%             10%
                 (#)      Year     ($/SH)     Date    ($)       ($)             ($)
  Name (A)       (B)      (C)       (D)       (E)     (F)       (G)             (H)
  --------     ------- ---------- -------- ---------- -------------------  --------------
Robert N.
 Burt           80,300    9.4      46.25    3/31/09      0      4,007,004      11,799,898
Larry D.
 Brady          48,600    5.7      46.25    3/31/09      0      2,425,160       7,141,657
William F.
 Beck           29,800    3.5      46.25    3/31/09      0      1,487,033       4,379,041
William J.
 Kirby          30,200    3.5      46.25    3/31/09      0      1,506,992       4,437,820
Earl M.
 Morgan         20,800    2.4      46.25    3/31/09      0      1,037,929       3,056,512
All
 Stockholders      N/A    N/A        N/A        N/A      0  1,837,010,645   5,409,662,458
All Optionees  851,550    100%     46.25    3/31/09      0     42,492,704     125,133,288
Optionee Gain
 as % of all
 Stockholder
 Gain              N/A    N/A        N/A        N/A    N/A            2.3%            2.3%

- ------
(1) The date of grant for these options was March 31, 1994 and they become exercisable January 2, 1998.

(2) The dollar amounts under these columns are the result of calculations at 0 percent and at the arbitrary 5 percent and 10 percent rates set by the SEC and therefore are not intended to forecast possible future appreciation, if any, in the Company's stock price. The Company did not use an alternative formula for a grant date valuation as it is not aware of any formula that will determine with reasonable accuracy a present value based on future unknown or volatile factors.

(3) No gain to the optionees is possible without appreciation in the stock price which will benefit all stockholders commensurately.

                                                                      LOGO

- --------------------------------------------------------------------------------

AGGREGATED OPTION EXERCISES IN 1994 AND YEAR-END OPTION VALUES

Shown below is information with respect to options to purchase the Company's Common Stock exercised in 1994 by the officers named in the Summary Compensation Table and unexercised options held by them at December 31, 1994.

                                                                 Value of
                                                                Unexercised
                                                               in-the-Money
                                      Number of Securities        Options
                                     Underlying Unexercised   at December 31,
                                        Options/SARs at            1994
                                     December 31, 1994 (#)        ($)(1)
            Shares Acquired  Value   ---------------------- -------------------
              on Exercise   Realized      Exercisable/         Exercisable/
   Name           (#)         ($)        Unexercisable         Unexercisable
   (A)            (B)         (C)             (D)                   (E)
   ----     --------------- -------- ---------------------- -------------------
Robert N.
 Burt              --         --         50,100/135,300     1,464,425/1,549,075
Larry D.
 Brady             --         --         64,420/ 80,000     2,145,803/  916,075
William F.
 Beck              --         --         64,300/ 51,900     2,096,300/  594,088
William J.
 Kirby           2,094      100,135      39,100/ 48,500     1,147,700/  555,463
Earl M.
 Morgan          3,700      184,797      29,000/ 34,000     1,005,588/  393,900

- ------
(1) The closing price of the Company's Common Stock at December 31, 1994, was $57.75

RETIREMENT PLANS

Under the Company's Pension Plan and its supplements, "covered remuneration" includes only the remuneration appearing in Columns (C) and (D) of the Summary Compensation Table on page 16. The following table shows the estimated annual retirement benefits under the Pension Plan for eligible salaried employees (including officers) payable to employees at various salary levels who retire in 1995 at age 65 (normal retirement age) for representative years of service. The amount shown will not be reduced by Social Security benefits or other offsets. Payment of benefits shown is contingent upon continuance of the present provisions of the Pension Plan until the employee retires.

                               PENSION PLAN TABLE

                                Estimated Annual Retirement Benefits
                                   for Years of Service Indicated
                         ---------------------------------------------------------------
      Final Average        15            20            25            30            35
        Earnings          Years         Years         Years         Years         Years
      -------------       -----        -------       -------       -------       -------
       $   50,000          9,306        12,408        15,510        18,612        21,714
          150,000         31,806        42,408        53,010        63,612        74,214
          250,000         54,306        72,408        90,510       108,612       126,714
          350,000         76,806       102,408       128,010       153,612       179,214
          450,000         99,306       132,408       165,510       198,612       231,714
          550,000        121,806       162,408       203,010       243,612       284,214
          650,000        144,306       192,408       240,510       288,612       336,714
          750,000        166,806       222,408       278,010       333,612       389,214
          900,000        200,556       267,408       334,260       401,112       467,964
        1,000,000        223,056       297,408       371,760       446,112       520,464

- --------------------------------------------------------------------------------
Final average earnings in the above table means the average of covered remuneration for the highest 60 consecutive calendar months out of the 120 calendar months immediately preceding retirement. Benefits applicable to a number of years of service or final average earnings different from those in the above table, or to a person who retires after 1995, are equal to the sum of
(A) 1 percent of allowable Social Security Covered Compensation ($25,920 for a participant retiring at age 65 in 1995) times years of credited service and (B)
1.5 percent of the difference between final average earnings and allowable
Social Security Covered Compensation times years of credited service. ERISA limits the annual benefits that may be paid from a tax-qualified retirement plan. Accordingly, as permitted by ERISA, the Company has adopted supplemental arrangements to maintain total benefits upon retirement at the levels shown in the table. At March 1, 1995, Messrs. Burt, Brady, Beck, Kirby and Morgan had, respectively 21, 17, 31, 33 and 19 years of credited service under the Plan.

TERMINATION OF EMPLOYMENT AND CHANGE OF CONTROL ARRANGEMENTS

In 1983, on the recommendation of the Compensation and Organization Committee, the Board of Directors adopted an Executive Severance Plan designed to serve the best interests of the Company and its stockholders. The purpose of this plan is (1) to ensure that the stockholders' interest is protected during negotiations relating to possible business combination transactions by placing executives responsible for negotiations in an objective, impartial position; and (2) to encourage key managers to remain with the Company to run the Company's businesses. All of the persons named in the Summary Compensation Table are participants in this plan and, upon termination of their employment due to a "change in control" of the Company within two years of that change in control, could be entitled to benefits from the Company including (i) a cash payment in an amount equal to, in the case of the Company's Chairman and its President, three times their respective annual compensation (including bonuses) or, in the case of other participating executives, up to two times annual compensation, (ii) acceleration of the vesting of Performance Awards and the exercise date of options held by them under the Incentive Plan, and (iii) continuation of their usual employee benefits for up to three years after termination.

The Executive Severance Plan defines "change in control" as a transaction that would be required to be reported in response to Item 5 (f) of Schedule 14A under the Exchange Act; provided that, without limitation, such a change in control shall be deemed to have occurred if (i) any person, entity or group is or becomes the beneficial owner, directly or indirectly, of securities of the Company representing 20 percent or more of the combined voting power of the Company's then outstanding securities, or (ii) during any period of two consecutive years, individuals who at the beginning of such period constitute the Board of Directors cease for any reason to constitute at least a majority thereof unless the election or the nomination for election by the Company's stockholders, of each new director was approved by a vote of at least two-thirds of the directors then still in office who were directors at the beginning of such period. In addition, either the Company's Chairman or its President would be entitled to receive benefits under the Executive Severance Plan in the event he voluntarily terminates his employment with the Company within two years after a change in control resulting from (i) one or more persons owning from

                                                                      LOGO

- --------------------------------------------------------------------------------
20 percent to 50 percent of the outstanding voting shares of the Company, and the Board approves the payment of such benefits, or (ii) one or more persons owning more than 50 percent of such shares. The Executive Severance Plan provides that no payment may be made to any participant if such payment would be nondeductible by the Company under Section 280G of the Internal Revenue
Code.

REPORT OF THE COMPENSATION COMMITTEE ON EXECUTIVE COMPENSATION

FMC's executive compensation program is designed to align total compensation with shareholder interests. The program:

  . Incents and rewards executives for sound business management and improvement in shareholder value.

  . Balances its components so that annual financial and longer-term strategic objectives are recognized.

  . Requires achievement of objectives within a "high performance" environment to be rewarded financially.

  . Attracts, motivates and retains executives necessary for the long-term success of FMC Corporation.

The program comprises three compensation components--base salary, variable incentive awards (annual bonus) and long-term incentive awards (stock options).

Base Salary. FMC uses external surveys to set competitive compensation levels (salary ranges) for its executives. In order to obtain the most comprehensive survey data for review, the group of companies in the surveys is broader than the Dow Jones Diversified Industrial Index and includes a majority of comparable companies at the Fortune 500 level. Performance graph companies are well represented.

Salary ranges for FMC executives are established that relate to similar positions in other companies of comparable size and complexity. Generally, the Company sets its competitive salary midpoint for an executive officer at the median level compared with the companies surveyed. Target performance levels are delineated to recognize different levels of performance ranging from a "learner" or "needs improvement" level to an "exceptional" level. Thus, although compensation is nominally targeted to fall at or near the 50th percentile of such comparable organizations, it may range anywhere within the salary bracket based on performance.

Starting placement in a salary range is a function of an employee's contribution (i.e., skills, experience and expertise, and anticipated job performance). Each year, performance is evaluated against mutually agreed-upon objectives and performance standards that may, in large part, be highly subjective; a performance rating is established; and a salary increase may be granted. Corporate performance factors used include timely responses to downturns in some major markets, setting strategic direction for the future, making key management changes, divesting some businesses and acquiring new businesses while continuing to improve operating efficiency. The relative importance of each of these factors varies based on the strategic thrust of each of our businesses, from high growth to consolidation, from increased capital spending to conserving cash flow.

- --------------------------------------------------------------------------------

In 1994, R.N. Burt's salary range was increased to a level competitive with CEOs in comparable companies. A salary increase was granted, which placed him at his salary range midpoint. In determining Mr. Burt's salary increase, the Compensation Committee considered successful first year implementation of the joint venture with Harsco Corporation, a major companywide restructuring, completion of several strategic acquisitions, improved operating results during a difficult period for certain of the Company's businesses, and significant appreciation during the year in stockholder value.

Variable Incentive Award (annual bonus). All executives participate in FMC's Management Incentive Plan. Achievement of high standards of business and individual performance are rewarded financially, and significant compensation is at risk if those high standards are not met. At the executive level, target incentives approximate one-half of base salary, while actual payments can range from zero to twice the target incentive, and are calculated by comparing financial performance and individual strategic performance with objectives established for the year.

For 1994, business performance was weighted at [40] percent of the total, and it is evaluated against two targets--Operating Profit After Tax [(70 percent)] and Working Capital [(30 percent).] Individual strategic performance, weighted at [60] percent of the total, was more subjective and varied in relation to the needs of the Company's different businesses, both as to type and relative importance. In 1994 it included such disparate objectives as a companywide restructuring, important changes in executive management and implementation of the defense joint venture concluded at the beginning of the year. In 1994, Mr. Burt's annual bonus was based on those business performance targets and achievement of more subjective strategic objectives focusing on stockholder value and globalization in order of importance. OPAT and Working Capital performance in 1994 was significantly ahead of plan. Mr. Burt's strategic objectives were met as regional business opportunities emerged, companies were acquired, a major joint venture accomplished, and corporate restructuring was initiated.

Long-term Incentive Awards. This plan is designed to link closely the long-term reward of executives with increases in shareholder value. While giving broad discretion to the Committee to select appropriate types of awards, it has consisted of a combination of non-qualified stock options and a conditional dollar award payable only if (i) the stock option has little or no value at the end of a four-year performance period, (ii) financial performance targets are met, and (iii) the Compensation Committee approves payment. The award vesting period is four years, with an option term of 15 years. To determine the number of options to be granted to an executive, the Committee first multiplies the midpoint of the salary range for an executive's salary grade by a percentage applicable to that grade (ranging from 50 percent to 100 percent) and divides that product by the then current market price for the Company's shares. The Committee then applies a multiple based on comparative data, individual contributions and potential and current business conditions. In recent years that multiple has ranged from one to three. In approving grants under the Plan, the number of options previously awarded to and held by executive officers is considered but is not regarded as a significant factor in determining the size of current option grants. Performance targets applicable to the conditional dollar award have been a combination of return on investment and growth in capital employed, weighted equally. The Committee believes that return on investment and growth in capital employed are the criteria most likely to be reflected in shareholder value. To date, no conditional dollar awards have been paid because of the gain in the stock option value.

                                                                      LOGO

- --------------------------------------------------------------------------------

The Committee will continue to review the $1 million cap on tax-deductible compensation, but believes that it is not now a significant issue for FMC.

Stock Retention Policy. The Company has established guidelines setting forth expectations for ownership of stock by officers and management. The guidelines for stock retention are based on a multiple of the employee's total compensation midpoint.

The preceding report has been furnished by the following members of the Compensation and Organization Committee:

                       Paul L. Davies, Jr., Chairman
                       William W. Boeschenstein
                       B.A. Bridgewater, Jr.
                       Edward C. Meyer

- --------------------------------------------------------------------------------

STOCKHOLDER RETURN PERFORMANCE PRESENTATION

The following charts compare the yearly percentage change in the cumulative shareholder return on the Company's Common Stock against the cumulative total return of the S&P Composite--500 Stock Index and the Dow Jones Diversified Industrials Index for the five years commencing January 1, 1990 and ended December 31, 1994, and for the 10 years commencing January 1, 1985 and ended December 31, 1994.


                             [GRAPH APPEARS HERE]

             COMPARISON OF FIVE YEAR CUMULATIVE TOTAL RETURN AMONG
   FMC CORPORATION, S&P 500 INDEX AND DOW JONES DIVERSIFIED INDUSTRIAL INDEX


                                                         DOW JONES
                                                         DIVERSIFIED
Measurement Period           FMC            S&P          INDUSTRIAL
(Fiscal Year Covered)        CORPORATION    500 INDEX    INDEX
- -------------------          ----------     ---------    ----------
Measurement Pt-
12/31/89                     $100           $100         $100
FYE 12/31/90                 $90.43         $96.89       $92.95
FYE 12/31/91                 $135.82        $126.42      $115.09
FYE 12/31/92                 $140.43        $136.05      $133.93
FYE 12/31/93                 $133.69        $149.76      $163.65
FYE 12/31/94                 $163.83        $151.74      $150.10

                                                                      LOGO


                             [GRAPH APPEARS HERE]

             COMPARISON OF TEN YEAR CUMULATIVE TOTAL RETURN AMONG
   FMC CORPORATION, S&P 500 INDEX AND DOW JONES DIVERSIFIED INDUSTRIAL INDEX


Measurement Period           FMC            S&P          DOW JONES DIVERSIFIED
(Fiscal Year Covered)        CORPORATION    500 INDEX    INDUSTRIALS INDEX
- -------------------          -----------    ---------    ---------------------
Measurement Pt-
12/31/84                     $100           $100         $100
FYE 12/31/85                 $120.15        $131.73      $132.45
FYE 12/31/86                 $269.26        $156.32      $153.92
FYE 12/31/87                 $352.92        $164.52      $172.27
FYE 12/31/88                 $334.62        $191.85      $196.99
FYE 12/31/89                 $368.61        $252.64      $247.60
FYE 12/31/90                 $333.31        $244.79      $230.15
FYE 12/31/91                 $500.62        $319.38      $284.97
FYE 12/31/92                 $517.62        $343.71      $331.61
FYE 12/31/93                 $492.78        $378.35      $405.20
FYE 12/31/94                 $603.88        $383.35      $371.64





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                                      LOGO

V. VOTE REQUIRED

Under Delaware law, directors are elected by a plurality of the votes of the shares present in person or represented by proxy at the meeting and entitled to vote on the election of directors. This means that the four nominees for election as directors at the Annual Meeting who receive the greatest number of votes cast for the election of directors by the holders of the Company's Common Stock entitled to vote at that meeting, a quorum being present, shall become directors at the conclusion of the tabulation of votes. An affirmative vote of the holders of a majority of the Company's Common Stock present in person or represented by proxy and entitled to vote at the meeting, a quorum being present, is necessary to approve the actions proposed in items II, III-A and III-B of this Proxy Statement.

- --------------------------------------------------------------------------------

Under Delaware law and the Company's Restated Certificate of Incorporation and By-Laws, the aggregate number of votes entitled to be cast by all stockholders present in person or represented by proxy at the meeting, whether those stockholders vote "FOR," "AGAINST" or abstain from voting, will be counted for purposes of determining the minimum number of affirmative votes required for approval of items II, III-A and III-B, and the total number of votes cast "FOR" either of these matters will be counted for purposes of determining whether sufficient affirmative votes have been cast. An abstention from voting and broker non-votes on a matter have the same legal effect as a vote "against" the matter.

VI. COMPLIANCE WITH SECTION 16(A) OF THE SECURITIES EXCHANGE ACT

Section 16(a) of the Securities Exchange Act requires the Company's officers and directors, and persons who own more than 10 percent of a registered class of the Company's equity securities, to file reports of ownership and changes in ownership on Forms 3, 4 and 5 with the Securities and Exchange Commission (SEC) and the Pacific Stock Exchange. Such persons are required by SEC regulation to furnish the Company with copies of all Forms 3, 4 and 5 they file although the Company has undertaken the preparation and filing of such reports on behalf of its officers and directors.

Based solely on the Company's review of the copies of the forms it has filed and copies of such forms it has received, the Company believes that all its officers, directors and greater than 10 percent beneficial owners complied with all filing requirements applicable to them with respect to transactions during fiscal 1994.

VII. PROPOSALS FOR 1996 ANNUAL MEETING

Stockholder proposals for the 1996 Annual Meeting must be received at the principal executive offices of the Company, 200 East Randolph Drive, Chicago,
Illinois 60601, not later than November   , 1995, for inclusion in the 1996
proxy statement and form of proxy. Under the Company's by-laws, for a proposal not included in the proxy statement to be properly brought before an annual meeting by a stockholder, the stockholder must give notice thereof to the Secretary of the Company not less than 60 or more than 90 days prior to the meeting setting forth (i) a description of the business, (ii) the stockholder's name and address, (iii) the class and number of shares owned beneficially by the stockholder, and (iv) any material interest of the stockholder in such business.

VIII. OTHER MATTERS

The Board does not know of any other business which, if presented, would be proper for a stockholder meeting and which may be presented for consideration at the meeting. If any business not described herein should come before the meeting, the persons named in the enclosed proxy will vote on those matters in accordance with their best judgment.

                                  Robert L. Day
                                  Secretary

                                                                      LOGO

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                                                                       EXHIBIT A

                       FMC 1995 MANAGEMENT INCENTIVE PLAN

1. PURPOSE OF THE PLAN

The purpose of the FMC 1995 Management Incentive Plan is to promote the long-term performance of FMC by (i) providing long-term incentives in cash and common stock of FMC to key management employees of FMC and its subsidiaries,
(ii) assisting in attracting and retaining as employees persons whose abilities, experience and judgment have contributed and will continue to contribute to the financial success and progress of FMC, and (iii) aligning the identity of interests of those employees and FMC's shareholders.

2. DEFINITIONS

(a) "Award" means a Three Year Incentive Award or an Incentive Benefit.

(b) "Board of Directors" means the Board of Directors of FMC as it may be constituted from time to time.

(c) "CEO" means the Chief Executive Officer of FMC.

(d) "Code" means the Internal Revenue Code of 1986, as amended.

(e) "Committee" means the Compensation and Organization Committee of the Board of Directors.

(f) "Common Stock" means the common stock of FMC.

(g) "Date of Grant" means the date which is designated by the Committee as the date of grant of an Award.

(h) "Disability" means complete and permanent inability by reason of illness or accident to perform the duties of the occupation at which a Participant was employed when such disability commenced.

(i) "Disinterested Person" means any member of the Board of Directors who, at the time discretion under the Plan is exercised, has not at any time within one year prior thereto received grants or awards of equity securities under the Plan or any other plan of FMC or any of its affiliates (as that term is used in the Exchange Act) except as provided in Rule 16b-3(c)(2)(i), and is not selected as a person to whom equity securities may be allocated or granted pursuant to any other plan of FMC or any of its affiliates (as that term is used in the Exchange Act) entitling the participants therein to acquire equity securities of FMC or of any such affiliates except as provided in Rule 16b-3(c)(2)(i).

(j) "Employee" means any person employed by the FMC Companies.

(k) "Exchange Act" means the Securities Exchange Act of 1934, as amended.

(l) "Fair Market Value" means the closing price of a share of Common Stock on a specified date as reported in the New York Stock Exchange Composite Transactions for such date, or such other measurement of value as may be specified by the Committee from time to time.

- --------------------------------------------------------------------------------

(m) "Financial Objective" means Net Contribution.

(n) "FMC" means FMC Corporation.

(o) "FMC Company" or "FMC Companies" means FMC and each Subsidiary Company.

(p) "Incentive Benefit" means an Award granted pursuant to Section   .

(q) "Net Contribution" means for a business unit, operating profit after tax less the product of 11.5% (the capital charge) and the unit's Capital Employed (operating working capital plus net property, plant and equipment).

(r) "Option" means an Incentive Stock Option or a Nonqualified Stock Option.

(s) "Parent Corporation" means a corporation which, with respect to another corporation, is a parent corporation within the meaning of Section 424(e) of the Code.

(t) "Participant" means an Employee who has received an Award which has not been exercised, paid cancelled or forfeited and which has not expired.

(u) "Plan" means the FMC 1995 Management Incentive Plan.

(v) "Plan Year" means each calendar year commencing on or after January 1, 1995.

(w) "Restricted Stock" means Common Stock payable as part of an Award which is subject to a restriction period before it is paid to a Participant, and such other restrictions as may be specified by the Committee at the time the Award is granted.

(x) "Subsidiary Company" means (i) any corporation the majority of the voting power of all classes of stock entitled to vote or the majority of the total value of shares of all classes of stock of which is owned, directly or indirectly, by FMC, or (ii) any trade or business other than a corporation the majority of the profits interest, capital interest or actuarial interest of which is owned, directly or indirectly, by FMC.

(y) "Subsidiary Corporation" means a corporation or other entity that, with respect to another corporation, is a subsidiary corporation within the meaning of Section 424(f) of the Code.

(z) "Three-Year Incentive Award" means an award payable in cash and either Common Stock or Restricted Stock based on achievement of a Participant's unit's Financial Objectives over a Three-Year Period.

(aa) "Three-Year Incentive Target Bonus" means the target bonus established for each Participant which is the basis for the Participant's Three-Year Incentive Award.

(ab) "Three-Year Period" means a period of three years commencing on January 1 of each Plan Year.

                                                                      LOGO

- --------------------------------------------------------------------------------

3. ADMINISTRATION OF THE PLAN

The Plan shall be administered by the Committee, the composition of which shall consist of not less than two members of the Board of Directors who are Disinterested Persons, and otherwise satisfy the provisions of Rule 16b-3 of the General Rules and Regulations under the Exchange Act or any successor to such rule. Except as limited by the express provisions of the Plan or by resolutions adopted by the Board of Directors, the Committee shall have the authority and discretion to interpret the Plan, to establish and revise rules and regulations relating to the Plan, and to make any other determinations that it believes necessary or advisable for the administration of the Plan. Decisions and determinations by the Committee shall be final and binding on all persons. Notwithstanding anything to the contrary contained in the Plan, the Board of Directors shall also have all power and authority to perform any act granted to the Committee pursuant to the Plan.

4. PARTICIPATION

Participants shall be determined by the Committee, in its sole discretion, from Employees who, in the Committee's judgment, have a significant opportunity to influence the growth of FMC or whose outstanding performance or potential merit further incentive and reward for continued employment and accomplishment.

5. SHARES OF COMMON STOCK SUBJECT TO THE PLAN

Subject to adjustment pursuant to Section 9, at no time may the sum of (a) the number of shares of Common Stock issued in payment of Awards and subject to outstanding Awards under this Plan and (b) the number of shares of Common Stock issued or subject to outstanding options under the FMC 1995 Stock Option Plan exceed 3.0 million. In the event that any outstanding Award for any reason expires, terminates, is cancelled or forfeited, without having been exercised or otherwise realized in full, the shares of Common Stock allocable to the expired, terminated, cancelled or forfeited portion of such Award shall (unless the Plan shall have been terminated) become available for subsequent grants of Awards.

6. THREE-YEAR INCENTIVE AWARDS

(a) Financial Objectives. The Committee, after consultation with the CEO, shall establish the Financial Objective for each unit for each Three-Year Period. A Three Year Incentive Target Bonus shall be established by the CEO for each Participant.

(b) Individual Awards. Following the close of each Three-Year Period, the Committee shall evaluate the performance of each unit against the unit's Financial Objective for the Three-Year Period, and certify a rating of zero to three for the unit. A Participant's Three-Year Incentive Award shall be the product of the rating for the Participant's unit and Three-Year Incentive Target Bonus.

(c) Form and Time of Payment

  (i) Form. Each Three-Year Incentive Award will be paid partly in cash and partly in either Common Stock that is not Restricted Stock or Restricted Stock, as elected by the Participant; provided, however, that if a Participant is covered by FMC's Stock Ownership Policy and such Participant

- --------------------------------------------------------------------------------
  does not own a sufficient amount of Common Stock under the Stock Ownership Policy guidelines, such Participant shall receive the stock portion of the Three-Year Incentive Award in Restricted Stock. The number of shares of stock payable shall be equal to (A) the quotient of the stock portion of the Participant's Three-Year Incentive Award divided by the Fair Market Value on the last day of the Three-Year Period to which the award relates plus (B) 20 percent of the quotient in (A) provided that, if the Participant receives
  Common Stock that is not restricted, the number of shares payable shall be reduced by one-sixth. The portion of the Three-Year Incentive Award to be paid in cash and in stock shall be as determined by the Committee at the date of grant of the Award.

  (ii) Timing. Payment of the portion of each Three-Year Incentive Award payable in cash or Common Stock that is not Restricted Stock shall be made, without interest, as soon as practicable after the close of the Three-Year Period to which such award relates. Payment of any portion of a Three-Year Incentive Award payable in Restricted Stock will be made as soon as practicable following the close of three years after the end of the Three-Year Period to which such award relates.

(d) Special Rules for Transition Period

  Each Participant in the 1995 and/or 1996 Plan Years shall receive a draw against the Three-Year Incentive Award otherwise payable for the Three-Year Periods beginning January 1, 1995 and/or January 1, 1996. The amount of such draw shall be paid in cash and shall equal the target bonus amount under the BPF portion of the prior plan. Such Participant's Three-Year Incentive Award, if any, for the Three-Year Periods beginning in 1995 and/or in 1996 shall be reduced (but not below zero) by the amount of such draw.

(e) Transfers Between Units. If a Participant transfers employment from one unit to another during a Three-Year Period, the Participant's Three-Year Incentive Award shall be prorated based on the proportion of time spent in each unit in which the Participant has spent at least six months.

7. TERMINATION OF EMPLOYMENT

(a) During Award Period. Subject to meeting the performance goals, a Participant shall be entitled to receive payment of a Three-Year Incentive Award only if employment with the FMC Companies continues uninterrupted from the first day of participation in the Award to the earlier of (i) the last day of the applicable period, (ii) normal retirement under the FMC Salaried Employees' Retirement Plan or any successor plan, (iii) early retirement at the request of FMC, (iv) death, or (v) Disability. Subject to meeting the performance goals, earlier termination of employment will result in automatic cancellation and forfeiture of the Award, provided that the Committee may, if it believes circumstances warrant such action, authorize payment of all or a portion of any Award that would otherwise be forfeited pursuant to this section.

(b) During Restriction Period For Restricted Stock. Notwithstanding paragraph
(a) of this section, if a Participant receives Restricted Stock and employment with the FMC Companies is terminated for any reason other than the reasons contained in (ii), (iii), (iv) or (v) of paragraph (a) prior to the conclusion of the three-year restriction period for such Restricted Stock, the Restricted Stock shall be forfeited. If the

                                                                      LOGO

- --------------------------------------------------------------------------------
Participant's employment with the FMC Companies is terminated for any of the reasons contained in (ii), (iii), (iv) or (v) of paragraph (a) prior to the conclusion of the three year restriction period for such Restricted Stock, the Participant shall receive a number of shares equal to the sum of (i) five-sixths of the number of shares of Restricted Stock payable under Section 7(c)(i)(B) and (ii) the product of (x) one-sixth of the number of shares of Restricted Stock payable under Section 7(c)(i)(B) and (y) a fraction the numerator of which is the number of days between the end of the applicable Three-Year Period and the termination of employment and the denominator of which is 1,095, and the balance of the stock portion of the Award shall be forfeited.

8. INCENTIVE BENEFITS

In addition to Three-Year Incentive Awards, the Committee may, at its discretion, create and grant such Incentive Benefits as it believes are desirable (including by way of illustration and not by way of limitation, stock appreciation rights, stock bonus and restricted stock awards), provided that:

  (a) any Incentive Benefits shall be governed by the terms of the Plan as in effect on the Date of Grant of such Incentive Benefits, and for such purpose, notwithstanding the provisions of Section 15, the Committee may amend the Plan to create and describe Incentive Benefits and the governing terms thereof;

  (b) the creation of Incentive Benefits may not, without stockholder approval, (i) increase the total number of shares of Common Stock issuable under the Plan, or (ii) materially modify the requirements as to eligibility for participation in the Plan;

  (c) the Committee shall not have the power to create and grant Incentive Benefits that would result in the grant of a prohibited tandem stock option or other prohibited tandem arrangement, with respect to any Incentive Stock Options, as described in applicable regulations under Section 422 of the Code, and

  (d) with respect to grants and awards to persons subject to Section 16(b) of the Exchange Act, Incentive Benefits granted or awarded shall have such terms and conditions as will comply with Rule 16b-3 or other similar rules.

9. DILUTION AND OTHER ADJUSTMENTS

In the event of any change in the outstanding shares of Common Stock by reason of any stock dividend or split, recapitalization, merger, consolidation, spinoff, reorganization, combination or exchange of shares or other similar corporate change, the Committee shall make such adjustments, if any, as it in its sole discretion deems equitable (a) in the number of shares of Common Stock that may be issued under the Plan in payment of any Award, or (b) in the Financial Objectives during any Three Year Period from which the requisite performance levels are calculated, such adjustments to be conclusive and binding upon all parties concerned. The Committee may also make adjustments, to the extent it deems appropriate, in a unit's performance goals during and after any Three-Year Period to compensate for or reflect any significant changes that may have occurred during such Three-Year Period in accounting practices, tax laws or other laws or regulations which alter or affect the unit's performance, actual economic conditions, such as inflation, when contrasted with the assumptions underlying the unit's performance goals or changes resulting from corporate restructuring including without limitation, acquisitions and divestitures.

- --------------------------------------------------------------------------------

10. CHANGE OF CONTROL

If, while any Awards remain outstanding under the Plan--

  (a) the "beneficial ownership" (as defined in Rule 13d-3 under the Exchange
  Act) of securities representing more than 20 percent of the combined voting power of FMC is acquired by a "person" as defined in Sections 13(d) and 14(d) of the Exchange Act (other than FMC, any trustee or other fiduciary holding securities under an employee benefit plan of FMC or an affiliate thereof, or any corporation owned, directly or indirectly, by the stockholders of FMC in substantially the same proportions as their ownership of stock of FMC), or

  (b) the stockholders of FMC approve a definitive agreement to merge or consolidate FMC with or into another company (other than a merger or consolidation which would result in the voting securities of FMC outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity) more than 80 percent of the combined voting power of the voting securities of FMC or such surviving entity outstanding immediately after such merger or consolidation), or to sell or otherwise dispose of all or substantially all of its assets, or adopt a plan of liquidation, or

  (c) during any period of two consecutive years, individuals who at the beginning of such period constitute the Board of Directors any new director (other than a director designated by a person who has entered into an agreement with FMC to effect a transaction described in paragraph (a) or (b) of this section) whose election by the Board of Directors or nomination for election by FMC's stockholders was approved by a vote of at least two-thirds of the directors then still in office who either were directors at the beginning of the period or whose election or nomination for election was previously so approved, cease for any reason to constitute a majority thereof, then from and after the date on which public announcement of the acquisition of such percentage shall have been made, or the date of any such stockholder approval or adoption, or the date on which the change in the composition of the Board of Directors set forth above shall have occurred, whichever is applicable, the full value of each outstanding Award shall become exercisable and/or fully vested and shall be paid in full to the Participant as soon as practicable following the date of such event.

11. CANCELLATION OF AWARDS

The Committee may cancel all or any part of an Award with the written consent of the Participant holding such Award. In the event of any cancellation, all rights of the former Participant in respect of such cancelled Award shall terminate.

12. MISCELLANEOUS PROVISIONS

(a) Assignment and Transfer. Awards shall not be transferable other than by will or the laws of descent and distribution and Awards may be exercised or otherwise realized, during the lifetime of the grantee, only by the grantee or by his or her guardian or legal representative.

                                                                      LOGO

- --------------------------------------------------------------------------------
(b) No Right to Awards or Employment. No Employee or other person shall have any claim or right to be granted an Award, nor shall any Participant have a right to receive payment of an Award in any form other than as the Committee shall approve. Neither the Plan nor any action taken hereunder shall be construed as giving any Employee or Participant any right to be retained in the employ of any FMC Company.

(c) Taxes. The FMC Companies shall have the right to deduct from payment of an Award any taxes required by law to be withheld from an Employee with respect to such payment and, in the case of Awards paid in Common Stock the Employee or other person receiving such stock shall be required to pay to the FMC Companies the amount of any taxes required to be withheld from an Employee with respect to such stock.

(d) Securities Laws. Each Award shall be subject to the condition that such Award may not be exercised or paid if the Committee determines that the sale of securities upon exercise or payment of such Award may violate the Securities Act of 1933 or any other law or requirement of any governmental authority. FMC shall not be deemed by any reason of the granting of any Award to have any obligation to register the shares subject to such Award under the Securities Act of 1933 or to maintain in effect any registration of such shares which may be made at any time under the Securities Act of 1933.

(e) Premature Termination. FMC shall not be obligated to make any payment of cash or Common Stock (or have any other obligation or liability) under any Award if the Committee shall determine that (i) the employment of the holder of such Award with any FMC Company shall have been terminated for good cause, or
(ii) the holder of such Award shall have engaged or may engage in employment or activities competitive with the FMC Companies or contrary, in the opinion of the Committee, to the best interests of the FMC Companies. After any such determination the holder of such Award shall have no right under any such Award (regardless of whether such holder shall have delivered a notice of exercise prior to the making of such determination) to receive any payment or purchase any shares at any time unless such determination shall be rescinded by the Committee. Any Award may be terminated entirely by the Committee at the time of or any time subsequent to a determination by the Committee under this section which has the effect of eliminating FMC's obligation to pay such Award or sell or deliver shares under such Option.

(f) Severability. Whenever possible, each provision in the Plan and in every Award shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Plan or any Award shall be held to be prohibited by or invalid under applicable law then (i) such provision shall be deemed amended to, and to have contained from the outset such language shall be necessary to, accomplish the objectives of the provision as originally written to the fullest extent permitted by law and (ii) all other provisions of the Plan and every Award shall remain in full force and effect.

(g) No Strict Construction. No rule of strict construction shall be applied against FMC, the Committee or any other person in the interpretation of any of the terms of the Plan, any Award or any rule or procedure established by the Committee.

- --------------------------------------------------------------------------------
(h) Stockholder Rights. A Participant shall not have any dividend, voting or other stockholder rights by reason of an Award prior to the issuance of any Common Stock pursuant to such Award.

(i) Governing Law. The Plan shall be governed by and construed in accordance with the laws of the United States of America and, to the extent not inconsistent therewith, by the laws of the State of Illinois.

13. AMENDMENT AND TERMINATION

(a) Amendment. The Board of Directors may at any time amend, suspend or terminate the Plan, provided that no such action shall adversely affect any rights under any Award theretofore granted or change the objectives or other measure of performance applicable to an Award in a manner adverse to Participants in accordance with Section 9. No amendment may, without stockholder approval in accordance with Section 14, increase the total number of shares of Common Stock issuable under the Plan.

(b) Termination. The right to grant further Awards shall terminate automatically upon the granting of such Awards which, together with shares of Common Stock previously issued and/or subject to outstanding Awards, equals the maximum authorized under the Plan, subject to additional shares of Common Stock becoming available for Awards by reason of forfeitures or cancellations of earlier Awards.

14. EFFECTIVE DATE OF THE PLAN

The Plan shall become effective as of January 1, 1995, subject to approval by the affirmative vote of the holders of a majority of the securities of FMC present, or represented, and entitled to vote at the next annual meeting of the stockholders of FMC.

                                                                      LOGO

- --------------------------------------------------------------------------------
                                                                       EXHIBIT B

                           FMC 1995 STOCK OPTION PLAN

1. PURPOSE OF THE PLAN

The purpose of the FMC 1995 Stock Option Plan is to promote the long-term performance of FMC by (i) providing long-term incentives in common stock of FMC to key management employees of FMC and its subsidiaries, (ii) assisting in attracting and retaining as employees persons whose abilities, experience and judgment have contributed and will continue to contribute to the financial success and progress of FMC, and (iii) aligning the identity of interests of those employees and FMC's shareholders.

2. DEFINITIONS

(a) "Award" means an Option.

(b) "Board of Directors" means the Board of Directors of FMC as it may be constituted from time to time.

(c) "Code" means the Internal Revenue Code of 1986, as amended.

(d) "Committee" means the Compensation and Organization Committee of the Board of Directors.

(e) "Common Stock" means the common stock of FMC.

(f) "Date of Grant" means the date which is designated by the Committee as the date of grant of an Option.

(g) "Disability" means complete and permanent inability by reason of illness or accident to perform the duties of the occupation at which a Participant was employed when such disability commenced.

(h) "Disinterested Person" means any member of the Board of Directors who, at the time discretion under the Plan is exercised, has not at any time within one year prior thereto received grants or awards of equity securities under the Plan or any other plan of FMC or any of its affiliates (as that term is used in the Exchange Act) except as provided in Rule 16b-3(c)(2)(i), and is not selected as a person to whom equity securities may be allocated or granted pursuant to any other plan of FMC or any of its affiliates (as that term is used in the Exchange Act) entitling the participants therein to acquire equity securities of FMC or of any such affiliates except as provided in Rule 16b-3(c)(2)(i).

(i) "Employee" means any person employed by the FMC Companies.

(j) "Exchange Act" means the Securities Exchange Act of 1934, as amended.

(k) "Fair Market Value" means the closing price of a share of Common Stock on a specified date as reported in the New York Stock Exchange Composite Transactions for such date, or such other measurement of value as may be specified by the Committee from time to time.

(l) "FMC" means FMC Corporation.

(m) "FMC Company" or "FMC Companies" means FMC and its Subsidiaries.

- --------------------------------------------------------------------------------

(n) "Incentive Stock Option" means a stock option granted by the Committee to a Participant which is an incentive stock option within the meaning of Section 422 of the Code and is designated by the Committee as an Incentive Stock Option.

(o) "Nonqualified Stock Option" means a stock option granted by the Committee to a Participant which is not designated by the Committee as an Incentive Stock Option.

(p) "Option" means an Incentive Stock Option or a Nonqualified Stock Option.

(q) "Parent Corporation" means a corporation which, with respect to another corporation, is a parent corporation within the meaning of Section 424(e) of the Code.

(r) "Participant" means an Employee who has received an Award which has not been exercised, cancelled or forfeited and which has not expired.

(s) "Plan" means the FMC 1995 Stock Option Plan.

(t) "Plan Year" means each calendar year commencing on or after January 1, 1995.

(u) "Subsidiary Company" means (i) any corporation the majority of the voting power of all classes of stock entitled to vote or the majority of the total value of shares of all classes of stock of which is owned, directly or indirectly, by FMC, or (ii) any trade or business other than a corporation the majority of the profits interest, capital interest or actuarial interest of which is owned, directly or indirectly, by FMC.

(v) "Subsidiary Corporation" means a corporation or other entity which, with respect to another corporation, is a subsidiary corporation within the meaning of Section 424(f) of the Code.

(w) "10 Percent Shareholder" means an individual who on the Date of Grant owns directly or indirectly stock of the FMC Company employing such individual, or of a corporation which is a Parent Corporation or Subsidiary Corporation with respect to such FMC Company, possessing more than 10 percent of the total combined voting power of all classes of stock of such FMC Company, Parent Corporation, or Subsidiary Corporation.

3. ADMINISTRATION OF THE PLAN

The Plan shall be administered by the Committee, the composition of which shall consist of not less than two members of the Board of Directors who are Disinterested Persons, and otherwise satisfy the provisions of Rule 16b-3 of the General Rules and Regulations under the Exchange Act or any successor to such rule . Except as limited by the express provisions of the Plan or by resolutions adopted by the Board of Directors, the Committee shall have the authority and discretion to interpret the Plan, to establish and revise rules and regulations relating to the Plan, and to make any other determinations that it believes necessary or advisable for the administration of the Plan. Decisions and determinations by the Committee shall be final and binding on all persons. Notwithstanding anything to the contrary

                                                                      LOGO

- --------------------------------------------------------------------------------
contained in the Plan, the Board of Directors shall also have all power and authority to perform any act granted to the Committee pursuant to the Plan.

4. PARTICIPATION

Participants shall be determined by the Committee, in its sole discretion, from Employees who, in the Committee's judgment, have a significant opportunity to influence the growth of FMC or whose outstanding performance or potential merit further incentive and reward for continued employment and accomplishment.

5. SHARES OF COMMON STOCK SUBJECT TO THE PLAN

Subject to adjustment pursuant to Section 7, at no time may (i) the sum of (a) the number of shares of Common Stock issued upon exercise of Options, and (b) the number of shares of Common Stock subject to outstanding Options, together with all shares issued or subject to outstanding awards under the FMC 1995 Management Incentive Plan exceed 3.0 million or (ii) the number of shares of Common Stock for which Options may be granted during a Plan Year exceed 100,000 for any Participant. In the event that any outstanding Option for any reason expires, terminates, is cancelled or forfeited, without having been exercised, the shares of Common Stock allocable to the expired, terminated, cancelled or forfeited portion of such Option shall (unless the Plan shall have been terminated) become available for subsequent grants of Options.

6. OPTIONS

(a) Grant of Options. The Committee may, in its sole discretion, at any time and from time to time grant Options to any Participant. Each Option shall be evidenced by a written instrument containing such terms and conditions, not inconsistent with the Plan, as the Committee shall approve.

(b) Nonqualified Stock Options

  (i) Exercise Price. The purchase price per share of Common Stock under each Nonqualified Stock Option shall be as specified by the Committee in the Option, provided that such purchase price shall be not less than 100 percent of the Fair Market Value on the Date of Grant.

  (ii) Exercisability. Each Nonqualified Stock Option shall become fully exercisable by the grantee at the time designated by the Committee in the Option.

  (iii) Term. The term of each Nonqualified Stock Option shall be as specified by the Committee in the Option. In the event no term is so specified, the term for the Nonqualified Stock Option shall be 15 years from the Date of Grant. The Committee may, from time to time, extend the Option Expiration Date of any Nonqualified Stock Option upon such terms and conditions as the Committee shall determine.

  (iv) No Ordering. Nonqualified Stock Options may be exercised in any order, regardless of the Date of Grant or the existence of any outstanding Option.

- --------------------------------------------------------------------------------

(c) Incentive Stock Options

  (i) Date of Grant. In no event shall any Incentive Stock Option be granted after ten years from the date the Plan is adopted or the date the Plan is approved by the stockholders of FMC pursuant to Section 16, whichever is earlier.

  (ii) Exercise Price. The purchase price per share of Common Stock under each Incentive Stock Option shall be not less than 100 percent of the Fair Market Value on the Date of Grant.

  Notwithstanding the foregoing, in the case of a Ten Percent Shareholder, the purchase price per share of Common Stock under each such Incentive Stock Option shall be not less than 110 percent of the Fair Market Value on the Date of Grant.

  (iii) Exercisability. Each Incentive Stock Option shall become fully exercisable by the grantee at the time designated by the Committee in the Option.

  (iv) Term. At or prior to the time an Incentive Stock Option is granted, the Committee shall fix the term of such Option, which shall be not more than ten years from the Date of Grant, and such term shall be stated in the Option. In the event the Committee takes no action to fix the term, such Option shall contain a provision that it shall expire 10 years from the Date of Grant.

  Notwithstanding the foregoing, the terms of an Option granted to a 10 Percent Shareholder shall not be more than five years from the Date of Grant.

  (v) Maximum Amount. The aggregate Fair Market Value (determined as of the date the Incentive Stock Option is granted) of the shares of Common Stock with respect to which the Incentive Stock Options granted under the Plan and all other FMC plans become exercisable for the first time by a Participant during any calendar year shall not exceed $100,000. Options granted in excess of such limitation shall be Nonqualified Options.

  (vi) Notice of Disposition. A Participant or former Participant shall give prompt notice to FMC of any disposition of shares acquired upon exercise of an Incentive Stock Option if such disposition occurs within either two years after the Date of Grant or one year after the receipt of such shares by the Participant or former Participant.

(d) Exchange of Options. The Committee may, in its discretion, grant to the holder of an Option, pursuant to the Plan and subsequent to the voluntary surrender and the cancellation of such Option, one or more new Options having different Option prices than the Option price provided in the Option so surrendered and cancelled.

(e) Payment for Stock. Payment for Common Stock purchased upon the exercise (in whole or in part) of an Option shall be made in cash, in shares of Common Stock (valued at the then Fair Market Value), or by a combination of cash and Common Stock. The proceeds received by FMC from the sale or sales pursuant to the Plan will be used for general corporate purposes.

(f) Termination of Employment.

  (i) Nonqualified Stock Options. If a Participant's employment is terminated for any reason whatsoever (including death), any Nonqualified Stock Option granted pursuant to the Plan

- --------------------------------------------------------------------------------
  outstanding at the time and all rights thereunder may, unless earlier terminated in accordance with its terms, be exercised by the Participant or other person who acquired the right to exercise such Option, until the following date:

    (A) The Option Expiration Date if termination is due to death, Disability or retirement under the terms of any formal retirement plan of any FMC Company;

    (B) three months after the date employment is terminated for any reason other than death, Disability, retirement or good cause as provided in
    Section 10(e); or

    (C) immediately upon the date employment is terminated for good cause as provided in Section 14(e).

  (ii) Incentive Stock Options. If a Participant's employment terminates for any reason (including death) such that the Participant is not employed by FMC or by any corporation which is a Parent Corporation or Subsidiary Corporation with respect to FMC, any Incentive Stock Option outstanding at the time and all rights thereunder may, unless earlier terminated in accordance with its terms, be exercised by the Participant or other person who acquired the right to exercise such option until the following date:

    (A) the Option Exercise Date if termination is due to death;

    (B) one year after the date employment terminates if such termination is by reason of permanent and total disability;

    (C) three months after the date employment terminates for any reason other than death or permanent and total disability or good cause as provided in Section 14(e), provided that if employment terminates due to retirement at the normal retirement date or to early retirement at the request of FMC, the Option shall terminate at the Option Expiration Date subject to its becoming a Nonqualified Stock Option if not exercised within three months of such termination of employment;

    (D) immediately upon the date employment is terminated for good cause as provided in Section 14(e),

  but in all events each Incentive Stock Option shall terminate not more than 10 years (five years in the case of an Incentive Stock Option granted to a 10 Percent Shareholder) from the Date of Grant. For purposes of this section, "permanent and total disability" means the inability to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment which can be expected to result in death or which has lasted or can be expected to last for a continuous period of not less than 12 months.

  (iii) Whole or Partial Exercise. If an Option may be exercised by a Participant after his employment terminates, such Option may be exercised in whole or in part.

  (iv) Beneficiaries. In the event of the death of a Participant, the person or persons to whom any Option shall have been transferred by will or the laws of descent and distribution shall have the right (during the appropriate period determined under this section) to exercise such Option in whole or in part.

                                                                      LOGO

- --------------------------------------------------------------------------------
  (v) Committee Discretion. Notwithstanding the foregoing, the Committee may, if it believes circumstances warrant such action, authorize the exercise of an Option that would otherwise have terminated provided that the Committee may not exercise such discretion if it would cause the disallowance of FMC's tax deduction under Section 162(m) of the Code with respect to the Plan or an Award.

7. DILUTION AND OTHER ADJUSTMENTS

In the event of any change in the outstanding shares of Common Stock by reason of any stock dividend or split, recapitalization, merger, consolidation, spinoff, reorganization, combination or exchange of shares or other similar corporate change, the Committee shall make such adjustments, if any, as it in its sole discretion deems equitable in the number of shares of Common Stock subject to an Option held by any Participant and the exercise price thereof, such adjustments to be conclusive and binding upon all parties concerned.

8. CHANGE OF CONTROL

If, while any Options remain outstanding under the Plan--

  (a) the "beneficial ownership" (as defined in Rule 13d-3 under the Exchange
  Act) of securities representing more than 20 percent of the combined voting power of FMC is acquired by a "person" as defined in Sections 13(d) and 14(d) of the Exchange Act (other than FMC, any trustee or other fiduciary holding securities under an employee benefit plan of FMC or an affiliate thereof, or any corporation owned, directly or indirectly, by the stockholders of FMC in substantially the same proportions as their ownership of stock of FMC), or

  (b) the stockholders of FMC approve a definitive agreement to merge or consolidate FMC with or into another company (other than a merger or consolidation which would result in the voting securities of FMC outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity) more than 80 percent of the combined voting power of the voting securities of FMC or such surviving entity outstanding immediately after such merger or consolidation), or to sell or otherwise dispose of all or substantially all of its assets, or adopt a plan of liquidation, or

  (c) during any period of two consecutive years, individuals who at the beginning of such period constitute the Board of Directors any new director (other than a director designated by a person who has entered into an agreement with FMC to effect a transaction described in paragraph (a) or (b) of this section) whose election by the Board of Directors or nomination for election by FMC's stockholders was approved by a vote of at least two-thirds of the directors then still in office who either were directors at the beginning of the period or whose election or nomination for election was previously so approved, cease for any reason to constitute a majority thereof, then from and after the date on which public announcement of the acquisition of such percentage shall have been made, or the date of any such stockholder approval or adoption, or the date on which the change in the composition of the Board of Directors set forth above shall have occurred, whichever is applicable, all Options shall become exercisable on the date of such event.

- --------------------------------------------------------------------------------
9. CANCELLATION OF AWARDS

The Committee may cancel all or any part of an Option with the written consent of the Participant holding such Option. In the event of any cancellation, all rights of the former Participant in respect of such cancelled Option shall terminate.

10. MISCELLANEOUS PROVISIONS

(a) Assignment and Transfer. Options shall not be transferable other than by will or the laws of descent and distribution and may be exercised or otherwise realized, during the lifetime of the grantee, only by the grantee or by his or her guardian or legal representative.

(b) No Right to Options or Employment. No Employee or other person shall have any claim or right to be granted an Option. Neither the Plan nor any action taken hereunder shall be construed as giving any Employee or Participant any right to be retained in the employ of any FMC Company.

(c) Taxes. The FMC Companies shall have the right to deduct from payment of an Award any taxes required by law to be withheld from an Employee with respect to such payment and, in the case of shares of Common Stock issued upon the exercise of an Option, the Employee or other person receiving such stock shall be required to pay to the FMC Companies the amount of any taxes required to be withheld from an Employee with respect to such stock.

(d) Securities Laws. Each Option shall be subject to the condition that such Option may not be exercised if the Committee determines that the sale of securities upon exercise of such Option may violate the Securities Act of 1933 or any other law or requirement of any governmental authority. FMC shall not be deemed by any reason of the granting of any Option to have any obligation to register the shares subject to such Option under the Securities Act of 1933 or to maintain in effect any registration of such shares which may be made at any time under the Securities Act of 1933.

(e) Premature Termination. FMC shall not be obligated to make any payment of cash or Common Stock (or have any other obligation or liability) under any Option if the Committee shall determine that (i) the employment of the holder of such Option with any FMC Company shall have been terminated for good cause, or (ii) the holder of such Option shall have engaged or may engage in employment or activities competitive with the FMC Companies or contrary, in the opinion of the Committee, to the best interests of the FMC Companies. After any such determination the holder of such Option shall have no right under any such Option (regardless of whether such holder shall have delivered a notice of exercise prior to the making of such determination) to receive any payment or purchase any shares at any time unless such determination shall be rescinded by the Committee. Any Option may be terminated entirely by the Committee at the time of or any time subsequent to a determination by the Committee under this section which has the effect of eliminating FMC's obligation to pay such Award or sell or deliver shares under such Option.

                                                                      LOGO

- --------------------------------------------------------------------------------

(f) Severability. Whenever possible, each provision in the Plan and in every Option shall be interpreted in such manner as to be effective and valid under applicable law (including, in the case of an Incentive Stock Option, interpretation in such manner as to not prevent such Option from meeting the requirements of Section 422 of the Code and of other provisions applicable with respect to incentive stock options as defined in such Section 422 (collectively, the "ISO Requirements"), but if any provision of this Plan or any Option shall be held to be prohibited by or invalid under applicable law, or, where applicable, to fail to meet any ISO Requirements, then (i) such provision shall be deemed amended to, and to have contained from the outset such language shall be necessary to, accomplish the objectives of the provision as originally written to the fullest extent permitted by law and (ii) all other provisions of the Plan and every Option shall remain in full force and effect.

(g) No Strict Construction. No rule of strict construction shall be applied against FMC, the Committee or any other person in the interpretation of any of the terms of the Plan, any Option or any rule or procedure established by the Committee.

(h) Stockholder Rights. A Participant shall not have any dividend, voting or other stockholder rights by reason of an Option prior to the issuance of any Common Stock pursuant to such Option.

(i) Governing Law. The Plan shall be governed by and construed in accordance with the laws of the United States of America and, to the extent not inconsistent therewith, by the laws of the State of Illinois.

11. AMENDMENT AND TERMINATION

(a) Amendment. The Board of Directors may at any time amend, suspend or terminate the Plan, provided that no such action shall adversely affect any rights under any Option theretofore granted or change the objectives or other measure of performance applicable to an Option in a manner adverse to Participants in accordance with Section 7. No amendment may, without stockholder approval in accordance with this Section, increase the total number of shares of Common Stock issuable under the Plan.

(b) Termination. The right to grant further Options shall terminate automatically upon the granting of such Options which, together with shares of Common Stock previously issued and/or subject to outstanding Options, equals the maximum authorized under the Plan, subject to additional shares of Common Stock becoming available for Options by reason of forfeitures or cancellations of earlier Options or Awards under the Plan or the FMC 1995 Management Incentive Plan.

12. EFFECTIVE DATE OF THE PLAN

The Plan shall become effective as of January 1, 1995, subject to approval by the affirmative vote of the holders of a majority of the securities of FMC present, or represented, and entitled to vote at the next annual meeting of the stockholders of FMC.

   LOGO                                                               LOGO

- --------------------------------------------------------------------------------


                                FMC Corporation
                            200 East Randolph Drive
                               Chicago, IL 60601

                                   NOTICE OF
                         ANNUAL MEETING OF STOCKHOLDERS
                                 APRIL 21, 1995
                              AND PROXY STATEMENT

                                FMC CORPORATION

                             GRAPHICS APPENDIX LIST


    PHOTOS OF THE DIRECTORS AND NOMINEES FOR DIRECTORS APPEAR TO THE LEFT OF EACH RESPECTIVE NAME ON PAGES 2,3,4,5,6,7 AND 8.

    THE GRAPHS ON PAGES 24 AND 25 REPRESENT THE COMPARISONS OF THE FIVE AND TEN YEAR CUMULATIVE TOTAL STOCKHOLDER RETURN FOR FMC, S&P 500 INDEX AND DOW JONES DIVERSIFIED INDUSTRIALS INDEX.

PROXY                        FMC CORPORATION LOGO

         THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS.

The undersigned hereby appoints Robert N. Burt, Michael J. Callahan and Robert
L. Day, and each of them, proxy for the undersigned, with full power of substitution, to vote in the manner indicated on the reverse side, and with discretionary authority as to any other matters that may properly come before the meeting, all shares of common stock of FMC Corporation which the undersigned is entitled to vote at the annual meeting of stockholders of FMC Corporation to be held on April 21, 1995, at 200 East Randolph Drive, Chicago, Illinois at 2:00 P.M. or any adjournment thereof.

               NOT VALID UNLESS DATED AND SIGNED ON REVERSE SIDE

This proxy when properly executed will be voted in the manner directed herein by the undersigned stockholder. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR PROPOSALS 1, 2, 3 AND 4.

                                FMC CORPORATION
PLEASE MARK VOTE IN OVAL IN THE FOLLOWING MANNER USING DARK INK ONLY. [X]

1. ELECTION OF FOUR DIRECTORS TO SERVE IN CLASS III FOR A TERM EXPIRING IN 1998 AS SET FORTH IN THE PROXY STATEMENT--
   FOR  [_]   WITHHELD  [_]   FOR ALL EXCEPT  [_]

 Nominees: B. A. Bridgewater, Jr., P. L. Davies, Jr.,
 W. F. Reilly and J. R. Thompson. (Except nominee(s) written below).


- ----------------------------------------------------------------------

2. Ratification of the Appointment of Independent Auditors.
   FOR  [_]   AGAINST  [_]   ABSTAIN  [_]

3. Approval of FMC 1995 Management Incentive Plan.
   FOR  [_]   AGAINST  [_]   ABSTAIN  [_]

4. Approval of FMC 1995 Stock Option Plan.
   FOR  [_]   AGAINST  [_]   ABSTAIN  [_]

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR ITEMS 1, 2, 3 AND 4.

PLEASE MARK, SIGN, DATE, AND RETURN THE PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE.

         Dated: ________________________________________________________ , 1995


Signature(s)____________________________________________________________________

- --------------------------------------------------------------------------------
Please sign exactly as name appears at left. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by President or other authorized officer. If a partnership, please sign in partnership name by authorized person.

PROXY                           FMC CORPORATION
                                        LOGO

         THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS.

PRUDENTIAL TRUST COMPANY, Trustee
You are instructed to vote in the manner indicated on the reverse side, and with discretionary authority as to any other matters that may come before the meeting, all shares of stock represented by my interest in the Stock Fund of the FMC Corporation 401(k) Plan for Employees Covered by a Collective Bargaining Agreement at the annual meeting of stockholders of FMC Corporation to be held on April 21, 1995, at 200 East Randolph Drive, Chicago, Illinois at 2:00 P.M. or any adjournment or postponement thereof, as follows.

               NOT VALID UNLESS DATED AND SIGNED ON REVERSE SIDE

This proxy when properly executed will be voted in the manner directed herein by the undersigned stockholder. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR PROPOSALS 1, 2, 3 AND 4.

                                FMC CORPORATION
PLEASE MARK VOTE IN OVAL IN THE FOLLOWING MANNER USING DARK INK ONLY. [X]

1. ELECTION OF FOUR DIRECTORS TO SERVE IN CLASS III FOR A TERM EXPIRING IN 1998 AS SET FORTH IN THE PROXY STATEMENT--
   FOR  [_]   WITHHELD  [_]   FOR ALL EXCEPT  [_]

 Nominees: B. A. Bridgewater, Jr., P. L. Davies, Jr.,
 W. F. Reilly and J. R. Thompson. (Except nominee(s) written below).


- ----------------------------------------------------------------------

2. Ratification of the Appointment of Independent Auditors.
   FOR  [_]   AGAINST  [_]   ABSTAIN  [_]

3. Approval of FMC 1995 Management Incentive Plan.
   FOR  [_]   AGAINST  [_]   ABSTAIN  [_]

4. Approval of FMC 1995 Stock Option Plan.
   FOR  [_]   AGAINST  [_]   ABSTAIN  [_]

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR ITEMS 1, 2, 3 AND 4.

PLEASE MARK, SIGN, DATE, AND RETURN THE PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE.

         Dated: ________________________________________________________ , 1995



Signature: ____________________________________________________________________
                      Please sign exactly as name appears at left.

PROXY                           FMC CORPORATION
                                     LOGO

         THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS.

HARRIS TRUST and SAVINGS BANK, Trustee
You are instructed to vote in the manner indicated on the reverse side, and with discretionary authority as to any other matters that may properly come before the meeting, all shares of stock represented by my interest in the Stock Fund of the FMC Employees' Thrift and Stock Purchase Plan at the annual meeting of stockholders of FMC Corporation to be held on April 21, 1995, at 200 East Randolph Drive, Chicago, Illinois at 2:00 P.M. or any adjournment or postponement thereof, as follows.

             NOT VALID UNLESS DATED AND SIGNED ON THE REVERSE SIDE

This proxy when properly executed will be voted in the manner directed herein by the undersigned stockholder. UNLESS OTHERWISE INSTRUCTED PRIOR TO APRIL 19, 1995, THE TRUSTEE WILL VOTE YOUR SHARES FOR PROPOSALS 1, 2, 3 AND 4.

                                FMC CORPORATION
PLEASE MARK VOTE IN OVAL IN THE FOLLOWING MANNER USING DARK INK ONLY. [X]

1. ELECTION OF FOUR DIRECTORS TO SERVE IN CLASS III FOR A TERM EXPIRING IN 1998 AS SET FORTH IN THE PROXY STATEMENT--
   FOR  [_]   WITHHELD  [_]   FOR ALL EXCEPT  [_]

 Nominees: B. A. Bridgewater, Jr., P. L. Davies, Jr.,
 W. F. Reilly and J. R. Thompson. (Except nominee(s) written below).


- ----------------------------------------------------------------------

2. Ratification of the Appointment of Independent Auditors.
   FOR  [_]   AGAINST  [_]   ABSTAIN  [_]

3. Approval of FMC 1995 Management Incentive Plan.
   FOR  [_]   AGAINST  [_]   ABSTAIN  [_]

4. Approval of FMC 1995 Stock Option Plan.
   FOR  [_]   AGAINST  [_]   ABSTAIN  [_]

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR ITEMS 1, 2, 3 AND 4.

PLEASE MARK, SIGN, DATE, AND RETURN THE PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE.

         Dated: ________________________________________________________ , 1995



Signature: ____________________________________________________________________
                      Please sign exactly as name appears at left.